SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 OCTOBER 29, 2007



                      WORLDWATER & SOLAR TECHNOLOGIES CORP.
                      -------------------------------------

               (Exact Name of Registrant as specified in charter)

    Delaware                         0-16936                 33-123045
   ----------------------------------------------------------------------
 (State or other jurisdiction      (Commission               (IRS Employer
      of incorporation)              File Number)         Identification No.)


             200 Ludlow Drive, Ewing, New Jersey           08638
  ---------------------------------------------------------------------------
       (Address of principal executive offices)            (Zip Code)



     Registrant's telephone number, including area code:   609-818-0700


                            WorldWater & Power Corp.
                            Pennington Business Park
                                55 Route 31 South
                         Pennington, New Jersey   08534
            _________________________________________________________
         (Former name or former address, if changed since last report.)

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE CONTRACT.

On October 29, 2007, WorldWater & Solar Technologies Corp. ("WORLDWATER") issued a press release announcing the entry into an Agreement and Plan of Merger between WorldWater, its wholly owned subsidiary, WorldWater Merger Corp., a Delaware corporation ("MERGER CORP."), and Entech, Inc., a Delaware corporation ("ENTECH") (the "AGREEMENT"). Under the Agreement, Entech will merge with and into Merger Corp. with Merger Corp. being the surviving entity. A copy of the Agreement is furnished as Exhibit 2.1 to this report. A copy of the press release is furnished as Exhibit 99.1 to this report.



ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits
--------


 2.1 Agreement and Plan of Merger by and among WorldWater & Solar Technologies Corp., WorldWater Merger Corp. and Entech, Inc. and All the Stockholders of Entech, Inc.

99.1     Press Release dated October 25, 2007

     _______________________________________________________________________

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


WORLDWATER & SOLAR TECHNOLOGIES CORP.

By:  /s/ Quentin T. Kelly
-----------------------------------------------
Quentin T. Kelly Chairman and CEO

Date:  November 2, 2007

EXHIBIT INDEX
-------------

2.1 Agreement and Plan of Merger by and among WorldWater & Solar Technologies Corp., WorldWater Merger Corp. and Entech, Inc. and All the Stockholders of Entech, Inc.

99.1     Press Release dated October 25, 2007

                                                                     EXHIBIT 2.1

______________________________________________________________________________
______________________________________________________________________________


                          AGREEMENT AND PLAN OF MERGER
                                  BY AND AMONG
                     WORLDWATER & SOLAR TECHNOLOGIES CORP.,

                             WORLDWATER MERGER CORP.

                                       AND

                                  ENTECH, INC.,

                                       AND

                    ALL OF THE STOCKHOLDERS OF ENTECH, INC.,


                            DATED   OCTOBER 29, 2007

AGREEMENT AND PLAN OF MERGER- PAGE25
------------------------------------


                                TABLE OF CONTENTS
                                -----------------
                                                                       Page
                           ARTICLE I. THE MERGER                         7
1.1     The  Merger.                                                     7
        -----------
1.2     Effective  Time.                                                 7
        ---------------
1.3     Effect  of  the  Merger.                                         7
        -----------------------
1.4     Certificate  of  Incorporation.                                  7
        ------------------------------
1.5     Bylaws.                                                          7
        ------
1.6     Directors  and  Officers  of  Merger  Corp.                      7
        ------------------------------------------
1.7     Conversion  of  Securities;  Cash  Consideration.                8
        ------------------------------------------------
1.8     Dissenting  Shares.                                              9
        -------------------
1.9     Surrender  of  Certificates                                     10
        ---------------------------
1.10     Further  Assurances.                                           12
         -------------------
1.11     Restrictions  on Parent Common Shares and Access to Information.12
         ---------------------------------------------------------------
1.12     Liabilities.                                                   12
         -----------
1.13     Finder's  Fee.                                                 13
         -------------
1.14     Purchase  Price  Adjustment.                                   13
         ---------------------------
1.15     Obligations  of  the  Stockholders.                            14
         ----------------------------------

                 ARTICLE II. SPECIAL COVENANTS OF PARENT                14

2.1     Earn-out  Consideration.                                        14
        -----------------------
2.2     Working  Capital.                                               14
        ----------------
2.3     Board  Representation.                                          15
        ---------------------
2.4     Registration  Rights  Agreement.                                15
        -------------------------------

    ARTICLE III. REPRESENTATIONS AND WARRANTIES OF THE COMPANY  AND CONTROLLING
                               STOCKHOLDERS                             15

3.1     Due  Incorporation  and  Qualification.                         15
        --------------------------------------
3.2     Outstanding  Capital  Stock.                                    15
        ---------------------------
3.3     Options.                                                        16
        --------
3.4     Certificate  of  Incorporation  and  Bylaws.                    16
        -------------------------------------------
3.5     Financial  Statements.                                          16
        ---------------------
3.6     No  Material  Adverse  Change.                                  17
        -----------------------------
3.7     Tax  Matters.                                                   17
        ------------
3.8     Compliance  with  Laws;  Permits.                               19
        --------------------------------
3.9     No  Breach.                                                     19
        ----------
3.10     No  Defaults  Under  Loan  Agreements.                         19
         -------------------------------------
3.11     Litigation.                                                    19
         ----------
3.12     Employment  Matters.                                           20
         -------------------
3.13     Agreements.                                                    20
         ----------
3.14     Real  Estate.                                                  21
         ------------
3.15     Accounts  and  Notes  Receivable.                              21
         --------------------------------
3.16     Inventory.                                                     21
         ---------
3.17     Intangible  Property.                                          21
         --------------------
3.18     Liens.                                                         23
         -----
3.19     Accounts  Payable  and  Indebtedness.                          23
         ------------------------------------
3.20     Liabilities.                                                   23
         -----------
3.21     Employee  Benefit  Plans.                                      24
         ------------------------
3.22     Insurance.                                                     29
         ---------
3.23     Officers,  Directors  and  Employees.                          29
         ------------------------------------
3.24     Operations  of  the  Company.                                  30
         ----------------------------
3.25     Reserved.                                                      32
         --------
3.26     Banks,  Brokers  and  Proxies.                                 32
         -----------------------------
3.27     Full  Disclosure.                                              32
         ----------------
3.28     No  Broker.                                                    32
         ----------
3.29     Reserved.                                                      32
         --------
3.30     Authority  to  Execute  and  Perform  Agreements.              32
         ------------------------------------------------
3.31     Personal  and  Tangible  Property.                             33
         ---------------------------------
3.32     Reserved.                                                      33
         --------
3.33     Transactions  with  Related  Parties.                          33
         ------------------------------------
3.34     Environmental  Matters.                                        34
         ----------------------
      ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS    34

4.1     Title  to  Shares.                                              34
        -----------------
4.2     Authority.                                                      35
        ---------
4.3     Legal  Proceedings.                                             35
        ------------------
4.4     Investment  Representations.                                    35
        ---------------------------
ARTICLE V. REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER CORP.    36

5.1     Due  Incorporation.                                             36
        ------------------
5.2     Corporate  Power.                                               36
        ----------------
5.3     No  Broker.                                                     36
        -----------
5.4     No  Breach.                                                     36
        -----------
5.5     SEC  Documents.                                                 37
        --------------
5.6     Litigation.                                                     37
        ----------
5.7     Compliance  with  Law.                                          37
        ---------------------
5.8     Financial  Statements;  Disclosure.                             37
        ----------------------------------
5.9     No  Material  Undisclosed  Liabilities.                         38
        --------------------------------------

                   ARTICLE VI. COVENANTS AND AGREEMENTS                 38

6.1     Expenses.                                                       38
        --------
6.2     Further  Assurances.                                            38
        -------------------
6.3     Update  Disclosure.                                             38
        ------------------
6.4     Conduct  of  Business  Prior  to  Closing.                      38
        -----------------------------------------
6.5     Joint  Obligations  of  the  Sellers  and  Parent.              40
        -------------------------------------------------
6.6     Reserved.                                                       40
        --------
6.7     Post  Closing  Covenants  of  Parent  and  the Surviving Company.  41
        ----------------------------------------------------------------

   ARTICLE VII. POST-CLOSING COVENANTS OF THE CONTROLLING STOCKHOLDERS     41

7.1     Confidential  Information.                                      41
        -------------------------
7.2     Agreement  Not  to  Compete.                                    42
        ---------------------------
7.3     Agreement  Not  to  Solicit  Customers  and  Employees.         43
        ------------------------------------------------------
7.4     Dependent  Covenants.                                           43
        --------------------
7.5     Injunctive  Relief.                                             43
        ------------------
7.6     Stockholder  Release.                                           44
        --------------------
7.7     Employee  Plan  or  Agreement.                                  44
        -----------------------------

                    ARTICLE VIII. CONDITIONS PRECEDENT                  44

8.1     Conditions  Precedent  to  the  Obligation of Merger Corp. and Parent to
        ------------------------------------------------------------------------
Close.                                                                  44
   --
8.2.     Conditions Precedent to the Obligations of the Sellers to Close. 45
         ---------------------------------------------------------------

                      ARTICLE IX. CLOSING DELIVERIES                    46

9.1     Closing  Deliveries  of  Parent  and  Merger  Corp.             46
        ---------------------------------------------------

9.2     Closing  Deliveries  of  the  Sellers.                          47
        -------------------------------------

9.3     Certificate  of  Merger.                                        47
        -----------------------

   ARTICLE X. SURVIVAL OF REPRESENTATIONS AND WARRANTIES AND COVENANTS    47

10.1     Survival  of  Representations  and  Warranties  and  Covenants.   47
         --------------------------------------------------------------

                       ARTICLE XI. INDEMNIFICATION                      48

11.1     Obligation  of  the  Stockholders  to  Indemnify.              48
         ------------------------------------------------

11.2     Obligation  of  Parent  to  Indemnify.                         48
         -------------------------------------
11.3     Notice  of  Claims.                                            49
         ------------------
11.4     Defense  Against  Third  Party  Claims.                        49
         --------------------------------------
11.5     Net  of  Insurance  Recoveries.                                50
         ------------------------------
11.6     Net  of  Tax  Recoveries.                                      50
         ------------------------
11.7     Materiality  Qualifiers.                                       50
         -----------------------
11.8     Consequential  Damages.                                        50
         ----------------------
11.9     Reserved.                                                      50
         --------
11.10     Discovery  of  Breach.                                        51
          ---------------------
11.11     Maximum  Liability  and  Claim  Limitation.                   51
          ------------------------------------------
11.12     Offset;  Release  of  Holdback  Amount.                       51
          --------------------------------------
11.13     Limitation  on  Indemnification.                              51
          -------------------------------
11.14     Liability  of  Individual  Stockholders.                      52
          ---------------------------------------
11.15      Use of Merger Consideration to Satisfy Indemnification Claims.  52
           -------------------------------------------------------------

                         ARTICLE XII. TERMINATION                       52

12.1     Termination.                                                   52
         ------------
12.2     Break  Up  Fee.                                                53
         --------------
                       ARTICLE XIII. MISCELLANEOUS                      53

13.1     Certain  Definitions.                                          53
         --------------------
13.2     Publicity.                                                     53
         ---------
13.3     Notices.                                                       53
         -------
13.4     Entire  Agreement.                                             56
         -----------------
13.5     Waivers  and  Amendments.                                      56
         ------------------------
13.6     Assignment.                                                    56
         ----------
13.7     Interpretation.                                                56
         --------------
13.8     Counterparts.                                                  56
         ------------
13.9     Exhibits  and  Schedules.                                      56
         ------------------------
13.10     Choice  of  Law.                                              57
          ---------------

                                 [TO BE UPDATED]

SCHEDULES:

1.12     Liabilities to be Paid at Closing
3.1     Due Incorporation and Qualification
3.2     Outstanding Capital Stock
3.5     Financial Statements
3.6     No Material Adverse Change
3.7     States Where Tax Returns Are Filed
3.13     Material Agreements
3.14     Real Property
3.17     Intangible Assets
3.19     Accounts Payable and Indebtedness
3.20     Liabilities
3.21(f)     Accrued Paid Time Off
3.21(j)     Employee Benefit Plans
3.22     Insurance
3.23(a)     Officers, Directors and Employees
3.23(b)     Employment Contracts
3.23(c)     Confidentiality Agreements
3.24     Operations of the Company
3.26     Banks, Brokers & Proxies
3.31     Personal and Tangible Property
3.33     Transactions with Related Parties
4.1     Title to Shares
5.2     Corporate Power of Parent
5.6     Litigation
5.9     Material Undisclosed Liabilities
7.2     Definition of "Business"

EXHIBITS:

A     Certificate of Merger
B     Registration Rights Agreement
C     Form of Stockholder Release
D-1     Employment Agreement Mark J. O'Neill
D-2     Employment Agreement Walter J. Hesse
D-3     Employment Agreement Robert R. Walters
D-4     Employment Agreement A.J. McDanal, III
D-5     Employment Agreement Don H. Spears
E     Parent Release
F     Escrow Agreement

                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------
     This AGREEMENT AND PLAN OF MERGER (this "Agreement") is dated October 29,
                                              ---------
2007, and is by and among WORLDWATER & SOLAR TECHNOLOGIES CORP., a Delaware corporation ("Parent"), WORLDWATER MERGER CORP., a Delaware corporation ("Merger
              ------                                                      ------
Corp."), and ENTECH, INC., a Delaware corporation (the "Company"), and all of
-----                                                   -------
the individual stockholders of the Company (each a "Stockholder", and
--                                                  -----------
collectively, the "Stockholders") (the Company and the Stockholders are each
--                 ------------
individually referred to herein as a "Seller" and collectively as the
--                                    ------
"Sellers").
--
                                   BACKGROUND
     Parent, Merger Corp. and the Company intend to effect a merger (the "Merger") of the Company with and into Merger Corp. in accordance with this Agreement and the General Corporation Law of the State of Delaware (the "DGCL"),
                                                                         ----
with Merger Corp. to be the surviving company of the Merger.
The Board of Directors of the Company has unanimously (i) determined that the Merger is fair to, and in the best interests of, the Company and the Stockholders, (ii) approved this Agreement, the Merger and the other transactions contemplated by this Agreement and (iii) recommended that the Stockholders adopt and approve this Agreement and approve the Merger.
     In connection with this Agreement, the Stockholders have entered into a Stockholders' Agreement by and between themselves (the "Stockholders'
                                                        -------------
Agreement") for the purpose of appointing Walter J. Hesse, Mark J. O'Neill, Robert R. Walters, A. J. McDanal, III, Donald E. Sable II and Alex Anthony McClung, as agents (collectively the "Stockholders' Representative") to
                                      ----------------------------
represent the Stockholders' interests in the transactions contemplated by this Agreement.

The Boards of Directors of Parent and Merger Corp. have (i) determined that the Merger is in the best interests of their respective companies and stockholders,
(ii) approved this Agreement, the Merger and the other transactions contemplated by this Agreement and, (iii) with respect to Merger Corp., recommended that its stockholders adopt and approve this Agreement and approve the Merger.

FOR FEDERAL INCOME TAX PURPOSES, IT IS INTENDED THAT (I) THE MERGER SHALL QUALIFY AS A REORGANIZATION UNDER THE PROVISIONS OF SECTION 368(A) OF THE CODE,
(II) THIS AGREEMENT SHALL CONSTITUTE A PLAN OF REORGANIZATION, AND (III) THE COMPANY AND PARENT SHALL EACH BE A PARTY TO SUCH REORGANIZATION WITHIN THE MEANING OF SECTION 368(B) OF THE CODE.

     The Stockholders are the beneficial and record owners, in the aggregate, of all of the issued and outstanding shares of capital stock of the Company (the "Shares").
  -----
     In consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, and intending to be legally bound hereby, the parties agree as follows:

                                   ARTICLE I.
                                   ----------
                                   THE MERGER
                                   ----------
     1.1     The  Merger.
             -----------
     At the Effective Time (as defined below), and subject to and upon the terms and conditions of this Agreement and the provisions of the DGCL, the Company shall be merged with and into Merger Corp., the separate existence of the Company shall cease, and Merger Corp. shall continue as the surviving company and as a wholly-owned subsidiary of Parent. The surviving company after the Merger is sometimes referred to herein as the "Surviving Company."
                                                       ------------------
     1.2     Effective  Time.
             ---------------
     Unless  this  Agreement  is earlier terminated pursuant to Article XII, the
                                                                -----------
closing  of the transactions contemplated by this Agreement (the "Closing") will
                                                                  -------
take place as promptly as practicable, but no later than the date on which the conditions set forth in Articles VIII and IX are satisfied or waived (other than
                        -------------     --
conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), at the offices of Salvo Landau Gruen & Rogers, 510 Township Line Road, Blue Bell, Pennsylvania 19422, unless another place or date is agreed to by Parent and the Company. The date upon which the Closing occurs is herein referred to as the "Closing Date." On
                                                               ------------
the Closing Date, the parties hereto shall cause the Merger to be consummated by filing a properly executed Certificate of Merger satisfying the requirements of the DGCL in the form attached hereto as Exhibit A (the "Certificate of Merger")
                                         ---------       ---------------------
with  the  Secretary  of  State  of the State of Delaware in accordance with the relevant provisions of the DGCL (the time of acceptance by the Secretary of State of the State of Delaware of such filing being referred to herein as the "Effective Time").
  --------------
     1.3     Effect  of  the  Merger.
             -----------------------
     At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all rights and property of the Company and Merger Corp. shall vest in the Surviving Company, and all unpaid debts and liabilities of the Company and Merger Corp., shall become debts and liabilities of the Surviving Company.
     1.4     Certificate  of  Incorporation.
             ------------------------------
     The Certificate of Incorporation of Merger Corp., as in effect at the Effective Time, shall continue in full force and effect and shall be the Certificate of Incorporation of the Surviving Company, except as to the name of the Surviving Company, which shall be "ENTECH, Inc."
     1.5     Bylaws.
             ------
     The Bylaws of Merger Corp., as in effect at the Effective Time, shall be and remain the Bylaws of the Surviving Company until thereafter amended as provided by applicable law and the Certificate of Incorporation and such Bylaws.
     1.6     Directors  and  Officers  of  Merger  Corp.
             ------------------------------------------
     At the Effective Time and by virtue of the Merger, the members of the board of directors of Merger Corp. at the Effective Time shall be the members of the Surviving Company's board of directors, each to hold office in accordance with the Bylaws of the Surviving Company. At the Effective Time and by virtue of the Merger, the officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Company, each to hold office in accordance with the Bylaws of the Surviving Company.

     1.7     Conversion  of  Securities;  Cash  Consideration.
             ------------------------------------------------
     (a)     Company Common Shares. At the Effective Time, by virtue of the
             ---------------------
Merger and without any action on the part of Parent, Merger Corp., the Company or the Stockholders:
     (i)     Merger Consideration. Each share of the Company's common stock (the
             --------------------
"Company Common Shares") outstanding immediately prior to the Effective Time,
 ---------------------
other than Company Common Shares held in treasury by the Company or owned by Parent or Merger Corp. or which constitute Dissenting Shares (as defined below), shall automatically be canceled and extinguished and be converted into the right to receive, upon surrender of a certificate representing any such shares in the manner provided in Section 1.9 hereof and upon the terms and subject to the
                   -----------
conditions set forth in this Agreement and net of withholding and other Taxes,
(A) a number of fully paid and nonassessable shares of Parent Common Stock equal to the quotient of (1) $12,000,000 divided by the Consideration Price, divided by (2) the Total Company Common Shares (the "Common Stock Consideration"), and
                                             --------------------------
(B) an amount in cash equal to $5,000,000 divided by the Total Company Common Shares (the "Cash Consideration"). The Common Stock Consideration and Cash
             ------------------
Consideration are sometimes referred to as the "Merger Consideration."
                                                --------------------
(ii)     Escrow. At the Closing, Parent, on behalf of the Stockholders, shall
         ------
deposit with [_______________________] (the "Escrow Agent") (A) a portion of the
             -------------------------       ------------
Cash Consideration equal to $147,000 (the "Cash Holdback Amount") and (B) shares
                                           --------------------
of Parent Common Stock having a value of $353,000 (with such value being determined based on the Consideration Price) (the "Stock Holdback Amount" and,
                                                   ---------------------
together with the Cash Holdback Amount, the "Holdback Amount").  Each
                                             ---------------
Stockholder shall be deemed to have contributed such Stockholder's pro rata share of the Holdback Amount to the Escrow Agent. The Holdback Amount shall be held in escrow for a period of one year after the Closing Date (the "Holding
                                                                     -------
Period"), and released to Parent or the Stockholders as provided in Section
   ---                                                              -------
11.12 below, and the Cash Holdback Amount shall be invested in such instruments
   --
as Parent and the Sellers mutually agree pursuant to the terms of an Escrow Agreement with the Escrow Agent, substantially in the form of Exhibit F hereto.
                                                              ---------
     (iii)     Certain Defined Terms. As used herein, the following terms shall
               ---------------------
have the indicated meanings:
               (A)     "Consideration Price" shall mean the lower of (a) $.61
                        -------------------
per share or (b) the Average Closing Price.
               (B)     "Average Closing Price" shall mean the average of the
                        ---------------------
daily closing prices for shares of Parent Common Stock for the 10 consecutive full trading days ending at the close of trading on the fifth trading day prior to the Effective Time.
               (C)     "Total Company Common Shares" means the total number of
                        ---------------------------
Company Common Shares issued and outstanding immediately prior to the Effective Time.
     (b)     No Further Ownership Rights in Company Common Shares. The amounts
             ----------------------------------------------------
paid or payable upon the surrender for exchange of Company Common Shares in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such Company Common Shares, and there shall be no further registration of transfers on the records of the Surviving Company of Company Common Shares which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Company for any reason, they shall be canceled and exchanged as provided in this Article I.
                 ---------
(c)     Capital of Merger Corp.  Each share of common stock of Merger Corp.
        -----------------------
outstanding immediately prior to the Effective Time shall be converted into and become one share of common stock of the Surviving Company.

     1.8     Dissenting  Shares.
             -------------------
     (a) Immediately after the execution and delivery of this Agreement, the Company shall solicit the approval by written consent of the execution and delivery by the Company of this Agreement and the consummation of the Merger, by the Stockholders holding the requisite number of shares of each class of Company Common Shares required (the "Stockholder Approval") to (i) approve the execution
                             --------------------
and delivery of this Agreement and the consummation of the Merger in accordance with the DGCL and the Company Certificate of Incorporation, the Escrow Agreement and all other transactions contemplated hereby and thereby, and appoint Walter
J. Hesse, Mark J. O'Neill, Robert R. Walters, A.J. McDanal, III, Donald E. Sable, II and Alex Anthony McClung, as the initial Stockholders' Representative, and (ii) acknowledge that such approval is irrevocable and that such holder is aware of its rights to dissent pursuant to Section 262 of the DGCL, a copy of which was attached to such written consent, and that such holder has received and read a copy of Section 262 of the DGCL. The written consent shall be accompanied by an information statement containing (i) a description of the appraisal rights of holders of all Company Common Shares available under Section 262 of the DGCL and (ii) such information concerning this Agreement and the transactions contemplated hereby as Parent shall have previously approved.

(b)     After the effective date of the written consent described in Section
                                                                     -------
1.8(a), the Company shall give prompt notice of the taking of the actions
   ---
described in Section 1.8(a) to all holders of Company Common Shares not
   ---       --------------
executing the written consent described therein.
   ---
(c) Notwithstanding any provision of this Agreement to the contrary, Company Common Shares that are outstanding immediately prior to the Effective Time and which are held by Stockholders of the Company who shall not have voted in favor of the Merger or consented thereto in writing and who shall have demanded properly in writing appraisal for such shares in accordance with Section 262 of the DGCL (collectively, the "Dissenting Shares") shall not be converted into or
                             -----------------
represent the right to receive the Merger Consideration set forth in Section
                                                                     -------
1.7(a) hereof. Such Stockholders shall be entitled to receive such consideration
   ---
as is determined to be due with respect to such Dissenting Shares in accordance with the provisions of Section 262 of the DGCL, except that all Dissenting Shares held by Stockholders of the Company who shall have failed to perfect or who effectively shall have withdrawn or lost their rights to appraisal of such shares under Section 262 of the DGCL shall thereupon be deemed to have been converted into and to have become exchangeable for, as of the Effective Time, the right to receive the Merger Consideration pursuant to Section 1.7(a) hereof
                                                          --------------
in the manner provided in Section 1.8 hereof of the Certificate or Certificates
                          -----------
that formerly evidenced by such Dissenting Shares.
(d) The Company shall give Parent and the Stockholders' Representative (i) prompt notice of any written demands for appraisal of any Company Common Shares, withdrawals of such demands, and any other instruments or notices served pursuant to the DGCL on the Company and (ii) the opportunity to participate in all negotiations and proceedings with respect to demands for appraisal under the DGCL. The Company shall not, except with the prior written consent of Parent and the Stockholders' Representative, voluntarily make any payment with respect to any demands for appraisal of Company Common Shares or offer to settle or settle any such demands. Notwithstanding the foregoing, to the extent that Parent or the Company (i) makes any payment or payments in respect of any Dissenting Shares in excess of the consideration that otherwise would have been payable in respect of such shares in accordance with this Agreement or (ii) incurs any other costs or expenses (including specifically, but without limitation, attorneys' fees, costs and expenses in connection with any action or proceeding or in connection with any investigation) in respect of any Dissenting Shares (other than payments for such shares) (together "Dissenting Share
                                                        ----------------
Payments"), Parent shall be indemnified under the terms of Article VII (subject
       -                                                   -----------
to the conditions and limitations therein) for the amount of such Dissenting Share Payments.

     1.9     Surrender  of  Certificates
             ---------------------------
     (a) Promptly after the Effective Time, the Stockholders' Representative shall deliver to Parent or to such other agent or agents as may be appointed by Parent, each stock certificate (the "Certificates") in its possession that,
                                     ------------
immediately prior to the Effective Time represented outstanding shares of Company Common Shares and which shares were converted into the right to receive the Merger Consideration pursuant to Section 1.7(a) hereof. Upon surrender of
                                     --------------
such Certificates to Parent or to such other agent or agents, together with such other customary documents as may be reasonably required by Parent, the Stockholders' Representative shall receive, in exchange therefor, the Cash Consideration and Common Stock Consideration deliverable in respect of such surrendered Certificates pursuant to Section 1.7(a) hereof, and the Certificates
                                     --------------
so surrendered shall be canceled. Thereupon, the Stockholders' Representative shall promptly deliver to the Stockholders on whose behalf the Stockholders' Representative has delivered Certificates to Parent pursuant to this Section
                                                                     -------
1.9(a), the Merger Consideration receivable by the Stockholders, pursuant to
   ---
Section 1.7(a).
   -----------
     (b) Promptly after the Effective Time, Parent, acting as exchange agent (in such capacity, the "Exchange Agent") in the Merger, shall mail to each
                        --------------
Certificate holder of record whose shares were converted into the right to receive the Merger Consideration pursuant to Section 1.7(a) hereof and whose
                                             --------------
certificates were not delivered to Parent by the Stockholders' Representative as contemplated by Section 1.9(a), (i) a letter of transmittal (a "Letter of
                --------------                                  ---------
Transmittal") and (ii) instructions for use in effecting the surrender of the
      -----
Certificates in exchange for certificates representing Parent Common Shares and, cash in lieu of fractional shares. Upon surrender of a Certificate (or Certificates) for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Parent, together with such Letter of Transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other customary documents as may be required pursuant to such instructions, the holder of such Certificate(s) shall be entitled to receive in exchange therefor the Merger Consideration, and the Certificate(s) so surrendered shall be canceled.
(c) No dividends or other distributions declared or made after the Effective Time with respect to Parent Common Shares with a record date after the Effective Time will be paid to the holder of any unsurrendered Certificate with respect to Parent Common Shares represented thereby until the holder of record of such Certificate shall surrender such Certificate in exchange for Parent Common Shares in accordance with the terms of this Agreement. Subject to applicable law, following surrender of any such Certificate, there shall be paid to the record holder of the certificates representing whole Parent Common Shares issued in exchange therefor, without interest, at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole Parent Common Shares.
(d) If any certificate for Parent Common Shares is to be issued in a name other than that in which the Certificate surrendered in exchange therefor is registered, it will be a condition of the issuance thereof that the Certificate so surrendered will be properly endorsed and otherwise in proper form for transfer and that the Person requesting such exchange will have paid to Parent, or any agent designated by it, any transfer or other taxes required by reason of the issuance of a certificate for Parent Common Shares in any name other than that of the registered holder of the Certificate surrendered, or established to the satisfaction of Parent or any agent designated by it that such tax has been paid or is not payable.
(e)     In the event any Certificates to be surrendered in accordance with
Section 1.9(b) shall have been lost, stolen or destroyed, Parent shall deem such
     ---------
lost, stolen or destroyed Certificates surrendered for purposes of Section
                                                                   -------
1.9(b), upon the receipt of an affidavit of that fact, in a form reasonably
     -
satisfactory to Parent, by the holder thereof pursuant to which such holder would agree to indemnify Parent and its Affiliates against any claim that may be made against Parent or its Affiliates with respect to the Certificates alleged to have been lost, stolen or destroyed.
     1.10     Further  Assurances.
              -------------------
     If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest in the Surviving Company the full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company and Merger Corp., the officers, managers and directors of the Company and Merger Corp. are fully authorized in the name of their respective corporation or company or otherwise to take, and will take, all such lawful and necessary action.
     1.11     Restrictions  on  Parent  Common Shares and Access to Information.
              -----------------------------------------------------------------

     (a)     The  Parent  Common  Shares  issuable  pursuant  to  Section 1.7(a)
                                                                  --------------
hereof:
     (i) at issuance will not be registered under the Securities Act, or the securities laws of any state of the United States;
     (ii) shall be issued in a transaction not involving any public offering within the meaning of the Securities Act, and, accordingly, shall be "restricted securities" within the meaning of Rule 144 under the Securities Act ("Rule 144"), and therefore may not be offered or sold, directly or indirectly,
  --------
without registration under the Securities Act and any applicable state securities laws or pursuant to an exemption from such registration requirements and applicable state securities laws; and
     (iii) shall not be sold, pledged or otherwise transferred except (x) in another transaction otherwise exempt from registration under the Securities Act in compliance with Rule 144 and in compliance with any applicable state securities laws of the United States or (y) pursuant to another applicable exemption from such registration requirements and applicable state securities laws.

     (b) Each certificate representing Parent Common Shares shall bear a legend substantially in the following form:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE 1933 ACT AND ALL SUCH APPLICABLE LAWS OR EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE."
     1.12     Liabilities.
              -----------
     Parent shall pay in full on the Closing Date up to an aggregate of $1,500,000 of the Company's liabilities, which are set forth on Schedule1.12,
                                                                   ------------
which shall include accrued and unused Paid Time Off ("PTO"); provided, however,
                                                       ---    --------  -------
that no payment will be made for PTO that a current Company employee elects to carry forward, by giving written notice thereof to Parent on or prior to the Closing Date, and any such carried forward PTO will be used or redeemed for cash within two years after the Closing Date.
     1.13     Finder's  Fee.
              -------------
     The parties acknowledge and Sellers agree that the Stockholders' Representative will cause to be paid at Closing all fees due to the Company's finder in connection with the transactions contemplated hereby.
     1.14     Purchase  Price  Adjustment.
              ---------------------------
     (a)     Amount of Purchase Price Adjustment.  If the Company's aggregate
             -----------------------------------
liabilities excluding Permitted Liabilities (defined below) (the "Closing
                                                                  -------
Liabilities"), on the balance sheet of the Company on the Closing Date (the
      -----
"Closing Balance Sheet"), exceed $1,800,000, the Cash Consideration amount shall
    ------------------
be adjusted post-Closing by the amount of such excess, and the Stockholders will pay to Parent, after the final determination, pursuant to Section 1.14(b)
                                                          ---------------
hereof, of the Closing Balance Sheet, a sum equal to the amount by which the Closing Liabilities exceed $1,800,000, with such amount to be withheld from the Holdback Amount. For purposes hereof, "Permitted Liabilities" means liabilities
                                        ---------------------
that (i) were incurred with the consent of Parent, (ii) arise in connection with the sale of the Company's products or the execution of a contract, purchase order or other agreement providing for the sale of the Company's products or engineering, design and research services, or (iii) arise in the ordinary course of the Company's business as it is presently conducted, in each case, including those liabilities set forth on Schedule 1.12, up to an aggregate amount of
                               -------------
$1,800,000.
     (b)     Preparation of Closing Balance Sheet.  Parent shall prepare the
             ------------------------------------
Closing Balance Sheet within sixty (60) days of the Closing Date and shall promptly deliver the Closing Balance Sheet to the Stockholders' Representative. The Closing Balance Sheet shall be prepared in accordance with generally accepted accounting principles in the United States ("GAAP"). If the
                                                      ----
Stockholders' Representative does not dispute the Closing Balance Sheet, such Closing Balance Sheet shall be deemed the final Closing Balance Sheet and all amounts due pursuant to Section 1.14(a) hereof shall be paid within thirty-five
                        ---------------
(35) days after delivery of the Closing Balance Sheet. If the Stockholders' Representative disputes the Closing Balance Sheet, it shall notify Parent in writing within thirty (30) days after delivery of the Closing Balance Sheet to the Stockholders' Representative. Upon timely notice of any such dispute, both the Stockholders' Representative and Parent will, if possible, resolve the matters in dispute promptly after notice thereof. Any disputed matters that are not resolved by the parties within the 30-day period following Parent's receipt of such notice of disagreement shall be set forth in writing by the Stockholders' Representative and Parent and such matters (the "Remaining
                                                               ---------
Disputed Items") shall be resolved by an independent accounting firm of
       -------
nationally recognized standing which is willing to perform such services to be
       -
selected by, and reasonably agreeable to, the Stockholders' Representative and Parent (other than independent accountants of any Seller and the independent accountants of Parent) (the "Independent Accountants"). The Independent
                             -----------------------
Accountants will resolve the Remaining Disputed Items within thirty (30) days after its selection by conducting its own review and test of the Closing Balance Sheet. Parent and the Stockholders' Representative agree that they shall be bound by the determination by the Independent Accountants of the Remaining Disputed Items. The fees and expenses, if any, of the Independent Accountants shall be shared equally by the parties.

     1.15     Obligations  of  the  Stockholders.
              ----------------------------------
     The  obligations  of  the  Stockholders  under Sections 1.14(a) and 1.14(b)
                                                    ----------------     -------
hereof  shall  be  several  and  not  joint.


                                   ARTICLE II.
                                   -----------
                           SPECIAL COVENANTS OF PARENT
                           ---------------------------
     2.1     Earn-out  Consideration.
             -----------------------
     In addition to the Common Stock Consideration and Cash Consideration to be delivered to the Stockholders at Closing and subject to the terms and conditions of this Agreement, Parent will pay to the Stockholders, as additional consideration, Earn-Out Payments (herein so called), calculated as five percent (5%) of Gross Revenues (defined below). Earn-Out Payments will be paid until the accumulated total of such Earn-Out Payments paid by Parent to the Stockholders equals $5,000,000, after which no additional Earn-Out Payments will be made.
     (a)     Gross Revenues.  As used herein, the term "Gross Revenues" shall
             --------------                             --------------
mean all gross revenues, determined in accordance with GAAP, of the Surviving Company and all gross revenues of Parent and all affiliates of the Surviving Company and Parent arising from the sale or licensing of products, services or assets of the Surviving Company.
(b)     Computation and Payment. Earn-Out Payments will be computed on a
        -----------------------
quarterly basis, within 45 days after the end of each calendar quarter. Parent will cause Earn-Out Payments in respect of any quarter to be delivered to the Stockholders' Representative within 60 days after the end of such quarter. Payments will be made by certified or cashier's check, payable to the order of the Stockholders' Representative, or by wire transfer to an account designated by the Stockholders' Representative. Each such payment shall be accompanied by a report, certified by the Chief Financial Officer of Parent, providing in reasonable detail a summary of the computation of the Earn-Out Payment (which shall include a summary of the components of Gross Revenues upon which the
payment is based).   Upon request, but not more than twice per year, Parent and
Surviving Company will allow the Stockholders' Representative to review the Surviving Company's financial records and the financial records of the Parent and its affiliates related to Gross Revenues, at the expense of the Stockholders' Representative, for purposes of determining compliance with the provisions of this Section 2.1.
                   -----------
(c)     Change in Conduct of Company's Business. It is the intent of the parties
        ---------------------------------------
that the consideration consisting of the Earn-Out Payments be based on the success of the business and operations of the Company, as such business and operations may change following the Closing. Accordingly, if for any reason all or part of the business of the Company following the closing is conducted by any entity other than the Surviving Company (whether voluntary, or involuntary, by license, agreement, franchise or otherwise), or if the Surviving Company is later owned by an entity other than Parent, the provisions of this Section 2.1
                                                                   -----------
shall apply to the business, operations (and gross revenues) of such other entity or the Surviving Corporation, regardless of ownership, with the intent that the Stockholders will be afforded the full benefit of the provisions of this Section 2.1 as these provisions would apply to such other entity.
     -----------
     2.2     Working  Capital.
             ----------------
     Concurrently with the Closing, Parent shall cause not less than $5,000,000 to be made immediately and irrevocably available to the Surviving Company, which sum shall be available for purposes of enabling the Surviving Company to commence, as soon as practicable following the Closing, the manufacture of solar concentrator systems designed and developed by the Company. The parties acknowledge that Parent's covenant to make these funds available to the Surviving Company as working capital is a material inducement to the Company to enter into this Agreement and that the failure to perform this covenant will materially interfere with the Surviving Company's ability to realize the benefits of the earn-out consideration contemplated in Section 2.1.
                                                              ------------
     2.3     Board  Representation.
             ---------------------
     At the first meeting of stockholders of Parent following the Closing called for the purpose of, among other things, electing directors of Parent, Parent shall nominate Walter J. Hesse and recommend him for election to the Board of Directors of Parent.
     2.4     Registration  Rights  Agreement.
             -------------------------------
     Concurrently with the Closing, Parent shall enter into a Registration Rights Agreement with the Stockholders, substantially in the form of Exhibit B
                                                                       ---------
hereto  (the  "Registration  Rights  Agreement").
               -------------------------------
                                  ARTICLE III.
                                  ------------
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                  ---------------------------------------------
                          AND CONTROLLING STOCKHOLDERS
                          ----------------------------
     The Company, and the following individuals: Walter J. Hesse, Mark J. O'Neill, Robert R. Walters, A.J. McDanal, III, Donald E. Sable, II, and Alex Anthony McClung (collectively referred to as the "Controlling Stockholders"),
                                                   ------------------------
hereby, jointly and severally, represent and warrant to Parent and Merger Corp. as follows:
     3.1     Due  Incorporation  and  Qualification.
             --------------------------------------
     The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own, lease and operate its assets, properties and business and to carry on its business as now conducted. The Company is qualified to transact business and is in good standing in the State of Delaware and the State of Texas and in each other jurisdiction in which the nature of its business or location of its property requires such qualification. Schedule 3.l
                                                                    ------------
sets forth the names of all of the states or other jurisdictions where the Company is qualified to transact business. Except as set forth on Schedule 3.1,
                                                                   ------------
the  Company  files  no  franchise,  income  or  other  Tax returns in any other jurisdiction based upon the ownership or use of property therein or the derivation of income therefrom, or the location of employees in such jurisdictions. The Company does not own or lease property in any jurisdiction other than its jurisdiction of incorporation and the jurisdictions set forth on
Schedule  3.1.
-------------
     3.2     Outstanding  Capital  Stock.
             ---------------------------
     The Company is authorized to issue up to 1,000,000 shares of common stock, $.01 par value per share, 122,425 shares of which are issued and outstanding.
No other class of capital stock of the Company is authorized or outstanding. All of the issued Shares are duly authorized and are legally and validly issued, fully paid and nonassessable. The Company has no subsidiaries nor does the Company own an equity interest in any corporation, partnership, limited liability company or other business entity. Except as set forth on Schedule
                                                                        --------
3.2, the Company is not a participant in any arrangement involving the sharing of present or future commissions, fees, income, profits, losses or expenses.
Schedule  3.2 sets forth all of the holders of all of the issued and outstanding
  -----------
common  stock  of  the  Company.
     3.3     Options.
             --------
     There are no outstanding or authorized options, warrants, convertible securities, subscriptions, calls, rights (including preemptive rights) or other commitments or rights of any nature to acquire any securities of the Company from the Company or which obligate or may obligate the Company to issue or sell any additional shares of its capital stock or any securities convertible into or evidencing the right to subscribe for any shares of its capital stock or securities convertible into or exchangeable for such shares. There are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any outstanding shares of capital stock of, or other ownership interests in, the Company or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any other entity.
     3.4     Certificate  of  Incorporation  and  Bylaws.
             -------------------------------------------
     The copies of the Certificate of Incorporation (certified by the Secretary of State of the State of Delaware) and bylaws or comparable instruments (certified by the Secretary of the Company) of the Company, and all amendments to each, which have been delivered or made available to Parent are true, correct and complete as of the date hereof. Such Certificate of Incorporation and bylaws, inclusive of any amendments to either, are in full-force and effect, and the Company is not in violation or breach of any provisions of the Certificate of Incorporation or bylaws, each as amended. The minute books of the Company contain true and complete records of all meetings and consents in lieu of meeting of the Board of Directors of the Company (and any committees thereof) and its stockholders since the date of its incorporation and accurately reflect all transactions referred to in such minutes and consents in lieu of meeting as of the date hereof; and true and correct copies of such minute books for the past five (5) years have been provided to Parent. The stock book of the Company is true and complete.
     3.5     Financial  Statements.
             ---------------------
     The audited balance sheets of the Company as at the years ended September 25, 2005 and September 24, 2006 (the "Balance Sheets"), the statements of income
                                      --------------
for the fiscal years ended September 25, 2005 and September 24, 2006 (the "Income Statements"), and the unaudited balance sheet and statement of income
      -------------
for  the three-month period ended June 24, 2007 (the "Unaudited Statements") and
                                                      --------------------
together with the Balance Sheets and the Unaudited Statements, the "Financials")
                                                                    ----------
all of which have been delivered or made available to Parent, present fairly and accurately in all material respects the financial position of the Company as at the dates indicated and the results of its operations for the periods covered thereby. The Company is not directly or indirectly liable to or obligated to provide funds in respect of or to guarantee or assume any obligation of any person except to the extent reflected and fully reserved against in the Balance Sheets. Except as set forth on Schedule 3.5 hereto, the Company does not
                                     -------------
utilize in its business any assets not reflected in the Balance Sheets. All properties and assets of the Company are in the possession and control of the Company. Except as set forth on Schedule 3.5 hereto, as of the date hereof, no
                                  ------------
physical assets of any material value are on the premises at the location or locations operated by the Company which do not belong to or are not leased by the Company.
     3.6     No  Material  Adverse  Change.
             -----------------------------
     Except  as  set  forth  in  Schedule 3.6, since June 24, 2007 (the "Balance
                                 ------------                            -------
Sheet  Date"),  there  has  been  no  material  adverse  change  in  the assets,
    -------
properties,  business, operations or financial condition of the Company and none
    -----
of the Controlling Stockholders knows of any such change that is threatened, nor has there been any damage, destruction or loss materially adversely affecting the assets, properties, business operations or financial condition of the Company regardless of whether covered by insurance.
     3.7     Tax  Matters.
             ------------
     The Company has and on the Closing Date will have timely filed all Tax Returns (as defined below), or timely filed proper extensions thereto, that the Company is required to file and has paid or provided for all Taxes (as defined below) shown on such returns, and all deficiencies or other assessments of Tax, interest or penalties owed by it. The Company has made all payments of estimated Taxes required to be made under Section 6655 of the Code (as defined below) and any comparable provisions of state, local or foreign law. Without limiting the generality of the foregoing, the Company has made all necessary filings regarding sales Tax, and has collected and paid sales Tax, in each jurisdiction where it is required to do so.
(a) Complete copies of federal, state and local Tax Returns of the Company for the fiscal years ended September 25, 2005 and September 24, 2006 have previously been delivered or made available to Parent, and the Taxes paid and payable, as reflected in all such returns and reports, state accurately the total Tax payable for the periods designated. Prior to the date hereof, the Sellers have provided or made available to Parent copies of all revenue agent's reports and other written assertions of deficiencies or other liabilities for Taxes of the Company with respect to past periods for which the applicable statute of limitations has not expired. No waivers or extensions of any applicable statute of limitations for the assessment or collection of Taxes with respect  to  any  Tax  Returns  are  currently  in  effect.
(b) The Company has materially complied with all applicable laws, rules and regulations relating to the withholding of Taxes and has timely collected or withheld and paid over to the proper governmental or regulatory body all amounts required to be so collected or withheld and paid over for all periods up to (but not including) the Closing Date under all applicable laws to the extent such amounts are required to be paid before such date.
(c)     Schedule  3.7  sets  forth  the  states  in  which the Company files Tax
        -------------
Returns.
(d) The Company has not received a ruling from, or entered into an agreement with, any taxing authority that would have a continuing effect after the
Closing Date and the Company has not filed or entered into any election, consent or extension agreement that extends the applicable statute of limitations with respect to its liability for Taxes.
(e) No action, suit, proceeding, investigation, audit, claim or assessment is presently pending or, to the knowledge of the Company or of the Controlling Stockholders, proposed with regard to any Taxes that relate to the Company for which it would be liable, and no issue has arisen in any examination of the Company by any taxing authority that if raised with respect to any other period not so examined would result in a material deficiency for any other period not so examined, if upheld. There is no unresolved claim by a taxing authority in any jurisdiction where the Company does not file Tax Returns that it is or may be subject to taxation by such jurisdiction. Any adjustment of income Taxes of the Company made by the Internal Revenue Service in any examination that is required to be reported to the appropriate state, local or foreign taxing authorities  has  been  so  reported.
(f)     (i)  The  Company  is  not  required  to make any adjustment pursuant to
Section  481  of  the  Code  (or  similar  provision  of  other laws or Treasury
Regulations) by reason of a change in accounting method or otherwise; (ii) to the knowledge of the Company or the Controlling Stockholders, neither the Internal Revenue Service nor any other taxing authority has proposed any such adjustment or change in accounting method, which proposal is currently pending; and (iii) the Company does not have an application pending with any taxing authority requesting permission for any change in accounting methods that relates to its business and operations.
(g) There are no Liens for Taxes (other than statutory liens for Taxes not yet due and payable or delinquent) upon the assets of the Company.
(h) The Company has not filed consent under Section 341(f)(1) of the Code or agreed under Section 341(f)(3) of the Code to have the provisions of
Section  341(f)(2)  of  the  Code  applied  to  the  sale  of its capital stock.
(i) The Company has not disposed of any property in a transaction being accounted for under the installment method pursuant to Section 453 of the Code.
(j) The provisions for income and other Taxes reflected in the Financials make adequate provision for all accrued and unpaid Taxes of the Company, whether or not disputed, and the Company has made and will continue to make adequate provision for such Taxes on its books and records until the Closing Date, including any Taxes arising from the transactions contemplated by this Agreement.
(k)     As  used  in  this  Section  3.7,  the  following  terms  shall have the
                            ------------
following  meanings:
     (i)     "Code" means the Internal Revenue Code of 1986, as amended, and the
              ----
applicable Treasury Regulations promulgated thereunder, or corresponding provisions of future laws.
(ii)     "Tax  Returns"  means  all  returns,  declarations,  reports,  forms,
          ------------
estimates, information returns and statements required to be filed in respect of any Taxes to be supplied to a taxing authority in connection with any Taxes.
(iii)     "Taxes"  (or  "Tax"  where  the  context  requires) means all Federal,
           -----         ---
state, county, local, foreign and other taxes (including income, profits, premium, estimated, excise, sales, use, occupancy, gross receipts, franchise, ad valorem, severance, capital levy, production, transfer, withholding, employment, unemployment compensation, payroll-related and property taxes, import duties and other governmental charges and assessments), whether or not measured in whole or in part by net income, and including deficiencies, interest, additions to tax or interest and penalties with respect thereto.
(iv)     "Treasury Regulations" means the Regulations promulgated under the Code
          --------------------
(or  corresponding  future  law),  or  corresponding  future  regulations.
     3.8     Compliance  with  Laws;  Permits.
             --------------------------------
     The Company has complied with all federal, state, county, local and foreign laws, ordinances, regulations, orders, judgments, injunctions, awards or decrees applicable to it or its business, including any securities laws that may be applicable to the Company or its business, except to the extent non-compliance would not have a material adverse effect. No license, clearance, grant, consent, certificate, permit, order or approval of any federal, state, county, local or foreign governmental or regulatory body (collectively the "Governmental
                                                                    ------------
Permits")  and no license, permit, franchise, grant, consent, certificate of any
-------
other third party (collectively, "Private Permits," and with Government Permits,
                                  ---------------
"Permits") not currently held by the Company is material to or necessary for the
 -------
conduct  of  the  business  of  the  Company.  A list of all Permits held by the
Company  is  set  forth  on  Schedule  3.8  hereto.
                             -------------
     3.9     No  Breach.
             ----------
     The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not violate, conflict with or otherwise result in the material breach or violation of any of the terms and conditions of, result in a material modification of the effect of or constitute (or with notice or lapse of time or both would constitute) a default under: (i) the Certificate of Incorporation or bylaws of the Company; (ii) any material instrument, contract or other agreement to which the Company is a party or by or to which it or any of its assets or properties is bound or subject;
(iii) any statute or any regulation, order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon or applicable to the Company or upon the securities, properties or business of the Company; or (iv) any Permit.
     3.10     No  Defaults  Under  Loan  Agreements.
              -------------------------------------
     The Company is not in default under any material contract or other material agreement relating to borrowed money, including any loan agreement, financing agreement, installment sales agreement or capitalized lease obligation, to which it is a party or by which it or its assets or properties is bound or subject, nor does any condition exist which with notice or lapse of time or both would constitute such a default, and each such contract or other agreement relating to borrowed money is in full force and effect, and neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will result in any material breach of, or acceleration of, or constitute (or with notice or lapse of time or both would constitute) a default under, any such contract or other agreement.
     3.11     Litigation.
              ----------
     There are no outstanding or unsatisfied orders, judgments, injunctions, stipulations, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against or involving the Company by name. There is no pending, or, to the knowledge of the Company or the Controlling Stockholders, any threatened litigation, claim, action, suit, investigation, or judicial, administrative or arbitration proceeding that, if decided adversely, could delay the transactions contemplated hereby or have a material adverse effect upon the transactions contemplated hereby or upon the Company's assets, properties, business, operations or financial condition or that would create a material liability of the Company. There are no disputes with any person under contract with the Company that adversely affects, or would adversely affect, the Company's assets, properties, business, operations or financial condition. There are no actions, suits, claims or proceedings pending, or, to the knowledge of the Company or the Controlling Stockholders, threatened that would give rise to any right of indemnification on the part of any past or present director or officer of the Company, or the heirs, executors or administrators of such director or officer, against the Company or any successor to its businesses. The Company is not presently engaged in or contemplating any legal action to recover moneys due to it or damages sustained by it. The Company is not in violation of or in default with respect to any applicable judgment, order, writ, injunction or decree, the effect of which would be materially adverse to the Company.
     3.12     Employment  Matters.
              -------------------
     (a) The Company has not, at any time during the last three years had nor, to the Controlling Stockholders' knowledge, is there now threatened, any walkout, strike, union activity, picketing, work stoppage, work slowdown or any other similar occurrence which materially adversely affects, or would materially and adversely affect, the assets, properties, business, operations or financial condition of the Company or any attempt to organize or represent the labor force of the Company.
     (b) The Company has complied in all material respects with all applicable laws, rules and regulations relating to the employment of its employees and all labor, including those relating to wages, work hours, collective bargaining and the payment and withholding of taxes, and have withheld all amounts required by law or agreement to be withheld from the wages or salaries of its employees and is not liable for any arrears of wages or other taxes or penalties for failure to comply with any of the foregoing. There are no material controversies pending or, to the Controlling Stockholders' knowledge, threatened between the Company and any of its employees or former employees, shareholders or directors.
     3.13     Agreements.
              ----------
     (a)     Schedule  3.13  sets  forth all of the material agreements to which
             --------------
the Company is a party or by or to which it or its properties are bound or subject including: (i) material contracts and agreements with any current or former officer, director, employee, consultant, agent or shareholder; (ii) contracts and agreements for the sale or license of data of the Company; (iii) contracts and agreements for the purchase or acquisition of services, materials, supplies, equipment, merchandise or services; (iv) copyright licenses, royalty agreements or similar contracts; (v) distributorship, representative, management, marketing, sales agency, printing or advertising agreements; (vi) contracts and agreements for the sale of any of the Company's assets or properties other than in the ordinary course of business or for the grant to any person of any preferential rights to purchase any of the Company's assets or properties; (vii) voting trust agreements, shareholder agreements and joint venture agreements relating to the assets, properties or business of the Company or by or to which it or its assets or properties are bound or subject; (viii) contracts or other agreements under which the Company agrees to indemnify any party, to share Tax liability of any party, or to refrain from competing with any party; (ix) contracts and agreements containing covenants of the Company not to compete in any line of business or with any person in any geographical area or covenants of any other person not to compete with the Company in any line of business or in any geographical area; or (x) any other material contract or other agreement, whether or not made in the ordinary course of business.
     (b)     All  contracts  and agreements set forth on Schedule 3.13 have been
                                                         -------------
made available to Parent, and are valid, subsisting agreements, in full force and effect and binding upon the Company and, to the knowledge of the Company and the Controlling Stockholders, the other parties thereto, in accordance with their terms. Neither the Company nor, to the knowledge of the Company and the Controlling Stockholders, any other party to any such contract or other agreement is in default thereunder, nor does any condition exist which with notice or lapse of time or both would constitute a default thereunder. Except as separately identified on Schedule 3.13, the Company is not a party to or
                                --------------
bound by or subject to any contract or other agreement that, either individually or in the aggregate, materially adversely affects its assets, properties, business, operations or financial condition or which was entered into other than in the ordinary course of business. Except as separately identified on Schedule
                                                                        --------
3.13, no approval or consent of any person is needed in order that the contracts
----
or  other  agreements  set  forth  on  Schedule  3.13 and other Schedules hereto
                                       --------------
continue in full force and effect following the consummation of the transactions contemplated by this Agreement.
(c)     Except  as  set  forth  on  Schedule  3.13,  the  Company has no present
                                    ---------------
expectation  or  intention  of  not  performing  all  its  obligations under the contracts  listed  on  Schedule  3.13.  Neither  the  Company  nor  any  of  the
                       --------------
Controlling Stockholders has any knowledge of any material breach or notice of anticipated material breach by the other parties to any contract listed on
Schedule  3.13;  neither  the  Company  nor the Controlling Stockholders has any
     ---------
knowledge  that  any other party to any contract listed on Schedule 3.13 intends
                                                           -------------
to terminate such contract prior to the expiration of the maximum stated term of such contract; neither the Company nor the Controlling Stockholders has any knowledge that any other party to a contract listed on Schedule 3.13 that is
                                                           -------------
renewable pursuant to its terms does not intend to renew such contract upon the expiration of the term of such contract; and neither the Company nor the
Controlling Stockholders has any knowledge of any dispute relating to any contract listed on Schedule 3.13, or has any knowledge of any facts that might
                     -------------
give  rise  to  any  such  dispute.
     3.14     Real  Estate.
              ------------
     The Company does not own any real property and all real property occupied by the Company is occupied pursuant to a valid leasehold interest. Schedule 3.14
                                                                   -------------
contains  a  complete  and  accurate  list  of  all  real property leased by the
Company.
     3.15     Accounts  and  Notes  Receivable.
              --------------------------------
     All loans, accounts and notes receivable reflected on the Balance Sheets and all accounts and notes receivable arising subsequent to the Balance Sheet Date, have arisen in the ordinary course of business, from bona fide transactions, and represent valid obligations due to the Company.
     3.16     Inventory.
              ---------
     The  Company  has  no  inventory.
     3.17     Intangible  Property.
              --------------------
     Schedule  3.17  sets  forth  all  Internet  sites,  patents,  domain names,
     --------------
copyrights,  trademarks,  service  marks,  trade names, and all other intangible
     --
assets of the Company (the "Intangible Assets"), all applications for any of the
                            -----------------
foregoing, all data bases and software and all permits, grants and licenses or other rights running to or from, or relating to the Company's business.
(a)     Except  as set forth in Schedule 3.17, none of the Company's proprietary
                                -------------
products,  intellectual  property  or technology contain any libelous or obscene material, or injurious formula or, to the Controlling Stockholders' or the Company's knowledge, infringes any trade name, trademark, copyright, patent or any other proprietary right of any third party. Except as set forth in Schedule
                                                                        --------
     3.17,  the rights of the Company in its products, intellectual property and
     ----
technology are free and clear of any liens or other encumbrances. Except as to customers of the business of the Company in the ordinary course of business pursuant to valid agreements disclosed on Schedule 3.13, no person, to the
                                                -------------
Controlling Stockholders' or the Company's knowledge, has possession of, or any right to posses, any copies or use of the customer lists, data bases, source codes, object codes, systems documentation or other intellectual property or technology relating to the business of the Company. All software, databases and other copyrightable materials, if any, constituting intellectual property or technology of the Company have been licensed under the license agreements listed on Schedule 3.13 or prepared by the Company's employees or by the Company's
    --------------
consultants  pursuant  to  written  work-made-for-hire  or  subject  to
   -
assignment-of-rights  agreements, such that the Company is the sole owner of all
   -
of  the  copyrights  therein.  Except as set forth in Schedule 3.17, none of the
                                                      -------------
Controlling Stockholders has any knowledge of, or has received any notice concerning any adversely held patent, invention, copyright, trademark, service mark or trade name of any other person or notice of any claim of any other person relating to any of the Company's assets, and neither the Company nor the Controlling Stockholders knows of any basis for any such charge or claim. Except as disclosed in Schedule 3.17, the Company's intellectual property and
                          -------------
technology  have  been  licensed under the license agreements listed on Schedule
                                                                        --------
3.13  or  have  been  produced  by  the  Company's employees or by the Company's
  --
consultants  pursuant  to  written  work-made-for-hire  or  subject  to
  --
assignment-of-rights  agreements, such that the Company is the sole owner of all
  --
of  the  copyrights  therein.
(b) In furtherance of and not in limitation of the foregoing, with respect to the Intangible Assets listed on Schedule 3.17, and except as set forth in
                                       -------------
Schedule 3.17, (i) the Company owns all right, title and interest in and to such
   ----------
     Intangible  Assets  free  and  clear of all liens, claims and encumbrances,
(ii) the Company has not sold, transferred, licensed, sub-licensed or conveyed any interest in any of such Intangible Assets, and (iii) to the knowledge of the Company and the Controlling Stockholders, no person has infringed upon or misappropriated any of such Intangible Assets. In addition, the Company is the sole and exclusive owner of (x) all other intellectual property rights, including trade secrets, know-how, inventions (patented and unpatented), and discoveries, embodied in or used in the development of such Intangible Assets and (y) all technical documentation, including user manuals developed by or at the request of the Company. Each license or contract listed on Schedule 3.13 or
                                                                -------------
Schedule  3.17 is valid, binding and in full force and effect in accordance with
--------------
its terms. The Company has not used any intangible asset for which it does not have a license and each such license covers all uses of such intangible assets by the Company, and the Company has not misappropriated any intangible asset owned by another person.
(c) To the knowledge of the Company and the Controlling Stockholders, all of the Company's products perform substantially in accordance with the documentation  and  other written material used in connection with such products and services and are free of material defects in programming and operation, contain all current revisions of such products and include all computer programs, materials, tapes, know-how, object and source codes, other written materials and processes related to such software. The copies of all source code and user and technical documentation related to the research, products or services of the Company which have been delivered, or will be delivered to Merger Corp. at the Closing, comprise or will comprise complete and correct copies of all source code, all user and technical documentation related to all research, products and services of, or contemplated by, the Company.
(d) To the knowledge of the Company and the Controlling Stockholders, none of the Company's products or any media used to distribute them contain any virus, computer instructions, circuitry or other technological means whose purpose is to disrupt, damage or interfere with operation of such software.
     3.18     Liens.
              -----
     The Company owns outright and has good and indefeasible title to all of the assets and properties used in its business, in each case free and clear of any lien or other encumbrance, except for: (a) assets and properties disposed of, or subject to purchase or sales orders, in the ordinary course of business since the Balance Sheet Date; (b) liens or other encumbrances securing taxes, assessments, governmental charges or levies, or the claims of materialmen, carriers, landlords and like persons, which are not yet due and payable; or (c) minor liens or other encumbrances of a character which do not materially impair the assets or properties of the Company or materially detract from its business.
     3.19     Accounts  Payable  and  Indebtedness.
              ------------------------------------
     All Indebtedness (as defined below) of the Company at the Balance Sheet Date is set forth on Schedule 3.19. Schedule 3.19 sets forth a true and correct
                     -------------   -------------
aged list of all accounts payable of the Company as of the end of the quarter prior to the date hereof. All Indebtedness reflected on Schedule 3.19 has
                                                               -------------
arisen in the ordinary course of business and represents valid Indebtedness of the Company. As used herein, the term "Indebtedness" means all items which, in
                                         ------------
accordance with an accrual basis of accounting would be included in determining total liabilities as shown on the liability side of a balance sheet as at the date Indebtedness is to be determined. Accounts payable of the Company reflected in the Financials and all accounts payable arising after the dates of such financial statements arose and have arisen from bona fide transactions.
     3.20     Liabilities.
              -----------
     As  at  the  Balance  Sheet Date, except as set forth on Schedule 3.20, the
                                                              -------------
Company did not have any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, liquidated or unliquidated, secured or unsecured, accrued, absolute contingent or otherwise, including liabilities on account of taxes, other governmental charges or lawsuits brought, whether or not of a kind required by GAAP to be set forth on a financial statement ("Liabilities"), which were not fully and
                                      -----------
adequately reflected in the Financials or on Schedule 3.20.  Except as listed on
                                             -------------
Schedule  3.20,  the  Company  does  not  have  any  Liabilities, other than (i)
--------------
Liabilities  fully  and  adequately  reflected  on  the  Financials,  and  (ii)
-------
Liabilities  incurred  since  the  Balance  Sheet Date in the ordinary course of
-------
business,  which,  individually  or  in  the  aggregate,  do not exceed $25,000.
----
     3.21     Employee  Benefit  Plans.
              ------------------------
     The Company's employee benefit plans are administered by Administaff, which will continue to do so for the employees of the Company who are employed by the Surviving Company.
     (a)     Pension  Plans.
             --------------
     (i) No "accumulated funding deficiency" (for which an excise Tax is due or would be due in the absence of a waiver) as defined in Section 412 of the Code or as defined in Section 302(a)(2) of ERISA, whichever may apply, has been incurred with respect to any Pension Plan with respect to any plan year, whether or not waived. Neither the Company nor any ERISA Affiliate has failed to pay when due any "required installment," within the meaning of Section 412(m) of the Code and Section 302(e) of ERISA, whichever may apply, with respect to any Pension Plan. Neither the Company nor any ERISA Affiliate is subject to any lien imposed under Section 412(n) of the Code or Section 302(f) or 4068 of ERISA, whichever may apply, with respect to any Pension Plan. All "benefit liabilities" within the meaning of Section 4001(a)(16) of ERISA, are fully funded, as of the Closing Date with respect to each Pension Plan as determined on a termination basis using the assumed interest rate set forth in each Pension Plan or otherwise required by ERISA or the Code. Neither the Company nor any ERISA Affiliate is required to provide security to a Pension Plan under Section 401(a)(29) of the Code.
          (ii) No Pension Plan is "top heavy" within the meaning of Section 416 of the Code.
          (iii) Each Pension Plan and each related trust agreement, annuity contract or other funding instrument which is intended to be qualified and tax exempt under the provisions of Code Sections 401(a) and 501(a) or 408, as applicable, is so qualified and, except for Pension Plans which are qualified under Code Section 408, each such plan has been so determined by the Internal Revenue Service pursuant to a favorable determination letter considering the Tax Reform Act of 1986, as amended, or application for such determination has been made within the applicable remedial amendment period and is currently pending.
          (iv) Each Pension Plan, related trust agreement, annuity contract or other funding instrument is in material compliance with its terms and, both as to form and in operation, with the requirements prescribed by any and all Laws which are applicable to such Pension Plan, including without limitation ERISA and the Code.
          (v) The Company or an ERISA Affiliate has paid all premiums (and interest charges and penalties for late payment, if applicable) due to the PBGC with respect to each Pension Plan which is covered by Title IV of ERISA for each plan year thereof for which such premiums are required. Neither the Company nor any ERISA Affiliate has engaged in, or is a successor or affiliate of an entity that has engaged in, a transaction which is described in Section 4069 or Section 4212(c) of ERISA. There has been no unreported "reportable event" (as defined in Section 4043(b) of ERISA and the PBGC regulations under such Section) requiring notice to the PBGC with respect to any Pension Plan. No filing has been made by either the Company or any ERISA Affiliate with the PBGC, and no proceeding has been commenced by the PBGC, to terminate any Pension Plan. No condition exists and no event has occurred that could constitute grounds for the termination of any Pension Plan by the PBGC, or which could reasonably be expected to result in liability of the Company or any ERISA Affiliate to the PBGC with respect to any Pension Plan, other than liabilities for premium payments. Neither the Company nor any ERISA Affiliate has, at any time, (1) ceased operations at a facility so as to become subject to the provisions of
Section 4062(e) of ERISA, (2) withdrawn as a substantial employer so as to become subject to the provisions of Section 4063 of ERISA, (3) ceased making contributions on or before the Closing Date to any Pension Plan subject to
Section 4064(a) of ERISA to which the Company or any ERISA Affiliate made contributions during the six years prior to the Closing Date, or (4) otherwise incurred any liability to the PBGC, including the creation of a lien against any property of the Company or any ERISA Affiliate pursuant to Section 4068 of ERISA.
     (b)     Multiemployer Plans.  There are no Multiemployer Plans, and neither
             -------------------
the Company nor any ERISA Affiliate has ever maintained, contributed to, or participated or agreed to participate in any Multiemployer Plan. Neither the Company nor any ERISA Affiliate has ever withdrawn, partially or completely, or instituted steps to withdraw, whether partially or completely, from any Multiemployer Plan, nor has any event occurred which could enable a Multiemployer Plan to give notice of and demand payment of any withdrawal liability with respect to the Company or any ERISA Affiliate.
          (c)     Welfare  Plans.
                  --------------
          (i) Each Welfare Plan is in material compliance with its terms and, both as to form and operation, with the requirements prescribed by any and all Laws which are applicable to such Welfare Plan, including without limitation ERISA and the Code.
          (ii) Neither the Company nor any ERISA Affiliate provides retiree life or medical benefits coverage to retired employees of the Company or any ERISA Affiliate. The Company or any ERISA Affiliate has the right to modify or terminate each Welfare Plan that provides coverage or benefits for either or both retired and active employees and/or their beneficiaries at any time.
          (iii) Each Welfare Plan which is a "group health plan," as defined in Section 607(1) of ERISA, has been operated in material compliance with provisions of Part 6 and 7 of Title I, Subtitle B of ERISA and Sections 4980B, 9801-9803, 9811, 9812, and 9831-9833 of the Code at all times.
               (iv)     No  Welfare  Plans  are  self-insured "multiple employer
welfare  arrangements"  as  such  term  is  defined  in  Section 3(40) of ERISA.
     (d)     Benefit  Arrangements.  Each  Benefit  Arrangement  is  in material
             ---------------------
compliance with its terms and with the requirements prescribed by any and all Laws which are applicable to such Benefit Arrangement, including without limitation the Code.
     (e)     Fiduciary  Duties  and Prohibited Transactions.  To the Controlling
             ----------------------------------------------
Stockholders' knowledge, neither the Company nor any ERISA Affiliate has any liability with respect to any transaction which relates to any Pension Plan or any Welfare Plan and which is in violation of Sections 404 or 406 of ERISA or constitutes a "prohibited transaction," as defined in Section 4975(c)(1) of the Code, and for which no exemption exists under Section 408 of ERISA or Section 4975(c)(2) or (d) of the Code. To the knowledge of Controlling Stockholders, neither the Company nor any ERISA Affiliate has participated in a violation of
Part 4 of Title I, Subtitle B of ERISA by any plan fiduciary of any Welfare Plan or Pension Plan or has any unpaid civil penalty under Section 502(1) of ERISA.
          (f)     Litigation.  There  is  no  material  action,  order,  writ,
                  ----------
injunction, judgment or decree outstanding or claim, suit, litigation, proceeding, arbitral action, governmental audit or investigation (including any such audit or investigation by the Internal Revenue Service, Department of Labor, or PBGC) relating to or seeking benefits under any Employee Plan that is pending or, to the knowledge of the Controlling Stockholders, threatened or anticipated against the Company or any ERISA Affiliate other than routine claims for benefits. To the best of the Controlling Stockholders' knowledge, no Employee has any material claim against the Company (whether under federal or state law, any employment agreement, or otherwise) on account of or for: (a) overtime pay, other than overtime pay for the current payroll period; (b) wages or salary for any period other than the current payroll period; (c) PTO or pay in lieu of any of the foregoing, other than as set forth in Schedule 3.21(f); or
                                                            ----------------
(d) any violation of any statute, ordinance or regulation relating to minimum wages or maximum hours of work. To the best of the Controlling Stockholders' knowledge, no Employee has any material claim, or basis for any material action or proceeding against the Company, arising under any statute, ordinance or regulation relating to discrimination in employment or employment practices, occupational safety and health standards or workers' compensation.
     (g)     Unpaid  Contributions.  Neither the Company nor any ERISA Affiliate
             ---------------------
has any liability for unpaid contributions with respect to any Employee Plan. The Company and all ERISA Affiliates have made all required contributions and paid all accrued liabilities under each Employee Plan for all periods through and including the Closing Date. No event has occurred or circumstance exists that could result in a material increase in the premium or other benefit cost of any Employee Plan.
          (h)     Amendment  and Termination.  Each Employee Plan may be amended
                  --------------------------
or terminated at any time by the Company or an ERISA Affiliate, upon thirty (30) days prior notice to the plan sponsor.
     (i)     Change  of Control Payments and Compensation Deduction Limitations.
             ------------------------------------------------------------------
The execution of this Agreement and the consummation of the transactions contemplated hereby will not result in any payment (whether of separation pay or otherwise), cancellation of indebtedness, or other obligation becoming due from the Company, other than accrued PTO due at Closing and as listed in Schedule
                                                                        --------
1.12,  or  any  ERISA  Affiliate to any current or former employee, director, or
   -
consultant, or result in the vesting, acceleration of payment or increase in the amount of any benefit payable to or in respect of any such current or former employee, director, or consultant of the Company or any ERISA Affiliate. There is no contract, agreement, plan or arrangement covering any current or former employee, director, or consultant of the Company or any ERISA Affiliate that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to the terms of Sections 162(a)(1), 162(m), and/or 280G of the Code or would require the payment of an excise Tax, imposed by Section 4999 of the Code or of any "gross up" of any such excise Tax.
     (j)     Copies  of  Documentation.  Schedule  3.21(j) sets forth a true and
             -------------------------   -----------------
complete list of all Employee Plans. The Company has delivered or made available to Parent a true and complete set of copies of: (i) all Employee Plans and related trust agreements, annuity contracts or other funding instruments as in effect immediately prior to the Closing Date, together with all amendments thereto which shall become effective at a later date; (ii) the latest Internal Revenue Service determination letter obtained with respect to any such Employee Plan qualified or exempt under Section 401 or 501 of the Code; (iii) annual reports (Form 5500 series or the alternative filing, if applicable, under ERISA Regulation Section 2520.104-23) and certified financial statements for the most recently completed three fiscal years for each Employee Plan required to file such form, together with the most recent actuarial report, if any, prepared by the Employee Plan's enrolled actuary; (iv) all summary plan descriptions for each Employee Plan required to prepare, file and distribute summary plan descriptions; (v) copies of all documentation relating to the correction of Pension Plan defects under the IRS Employee Plans Compliance Resolution System or any predecessor or similar IRS program; (vi) all summaries furnished or made available to employees, officers and directors of the Company or its ERISA Affiliates of all incentive compensation, other plans and fringe benefits for which a summary plan description is not required; (vii) the notifications to employees of their rights under COBRA; and (viii) the names of all salaried employees, together with a statement as to the full amount paid or payable to each such employee for services rendered during the last or current fiscal year and the current aggregate base salary rate for each such person.
          (k) As used in this Agreement, the following terms shall have the following meanings:
          (i)     "Benefit  Arrangement"  shall mean any employment, consulting,
                   --------------------
severance or other similar contract, arrangement or policy and each plan, arrangement (written or oral), program, agreement or commitment providing for insurance coverage (including without limitation any self-insured arrangements), workers' compensation, disability benefits, supplemental unemployment benefits, vacation benefits, retirement benefits, life, health, disability or accident benefits (including without limitation any "voluntary employees' beneficiary association" as defined in Section 501(c)(9) of the Code providing for the same or other benefits) or for deferred compensation, profit-sharing bonuses, stock options, restricted stock, phantom stock, stock appreciation rights, stock purchases or other forms of incentive compensation or post-retirement insurance, compensation or benefits which (i) is not a Welfare Plan, Pension Plan or Multiemployer Plan, (ii) is (or was within the six-year period ending on the Closing Date) entered into, maintained, contributed to or required to be contributed to, as the case may be, by the Company or any ERISA Affiliate, and
                                                                             ---
(iii) covers any current or former employee, director, or consultant of the Company or any ERISA Affiliate (with respect to their relationship with such entities).
          (ii)     "COBRA"  shall  mean  the  Consolidated  Omnibus  Budget
                    -----
Reconciliation Act of 1985, as amended, and the Regulations promulgated thereunder.
          (iii)     "Code"  shall  mean  the  Internal  Revenue Code of 1986, as
                     ----
amended,  and  the  Regulations  promulgated  thereunder.
          (iv)     "Court"  shall mean any court, tribunal, or other judicial or
                    -----
arbitral panel of the United States, any foreign country, or any domestic or foreign state, and any political subdivision or agency thereof.
          (v)     "Employee  Plans"  shall  mean  all  Benefit  Arrangements,
                   ---------------
Multiemployer  Plans,  Pension  Plans  and  Welfare  Plans.
          (vi)     "ERISA"  shall  mean  the Employee Retirement Income Security
                    -----
Act  of  1974,  as  amended,  and  the  Regulations  promulgated  thereunder.
          (vii)     "ERISA  Affiliate" shall mean any entity which is (or at any
                     ----------------
relevant time was) a member of a "controlled group of corporations" with, under "common control" with, or a member of an "affiliated service group" with the
Company  as  such  terms  are  defined in Section 414(b), (c), (m) or (o) of the
Code.
          (viii)     "Laws"  shall  mean all laws, statutes, ordinances, rulings
                      ----
and Regulations of the United States, any foreign country, or any domestic or foreign state, and any political subdivision or agency thereof, including all decisions of Courts having the effect of law in each such jurisdiction.
     (ix)     "Multiemployer  Plan"  shall  mean  any  "multiemployer  plan," as
               -------------------
defined in Sections 3(37) or 4001(a)(3) of ERISA, which (i) is (or was within the six-year period ending on the Closing Date) entered into, maintained, administered, contributed to or required to be contributed to, as the case may be, by the Company or any ERISA Affiliate and (ii) covers or covered any employee or former employee of the Company or any ERISA Affiliate (with respect to their relationship with such entities).
          (x)     "PBGC"  shall  mean  the Pension Benefit Guaranty Corporation.
                   ----
          (xi)     "Pension Plan" shall mean any "employee pension benefit plan"
                    ------------
as defined in Section 3(2) of ERISA (other than a Multiemployer Plan) which (i) is (or was within the six-year period ending on the Closing Date) entered into, maintained, administered, contributed to or required to be contributed to, as the case may be, by the Company or any ERISA Affiliate and (ii) which covers or covered any current or former employee, director, or consultant of the Company or any ERISA Affiliate (with respect to their relationship with such entities).
          (xii)     "Regulation"  shall  mean  any  rule  or  regulation  of any
                     ----------
governmental  authority  having  the  effect  of  law.
          (xiii)     "Welfare  Plan"  shall  mean  any "employee welfare benefit
                      -------------
plan" as defined in Section 3(1) of ERISA, which (i) is (or was within the six-year period ending on the Closing Date) entered into, maintained, administered, contributed to or required to be contributed to, as the case may be, by the Company or any ERISA Affiliate and (ii) which covers or covered any current or former employee, director, or consultant of the Company or any ERISA Affiliate (with respect to their relationship with such entities).
     3.22     Insurance.
              ---------
     Schedule  3.22  sets  forth a list and brief description of all policies or
     --------------
binders of insurance, including fire, liability, workmen's compensation, vehicular or other insurance held by or on behalf of the Company specifying the insurer, the policy number or covering note number with respect to binders, and describing each pending claim thereunder. To the Controlling Stockholders'
knowledge, such policies and binders are valid and enforceable in accordance with their terms and are in full force and effect. The Company has delivered or made available to Parent or its representatives true and complete copies of each insurance policy listed in Schedule 3.22.
                                     --------------
     3.23     Officers,  Directors  and  Employees.
              ------------------------------------
     (a)     Schedule 3.23(a) sets forth (i) the name, tenure and total
             ----------------
compensation of each officer and director of the Company, and of each employee, consultant, agent or other representative of the Company, whether currently so engaged or so engaged at any time since January 1, 2006, and (ii) all wage or salary increases or bonuses received by such persons since January 1, 2006 and any accrual for or commitment or agreement by the Company to pay such increases or bonuses.
     (b)     Except as disclosed on Schedule 3.23(b), the Company is not a party
                                    ----------------
to  any:
     (i) management, employment or other contract providing for the employment or rendition of executive services;
(ii) contract for the employment of any employee which is not terminable by the Company on 30 days' notice;
     (iii) bonus, incentive, deferred compensation, severance pay, pension, profit-sharing, retirement, stock purchase, stock option, employee benefit or similar plan, agreement or arrangement (including Christmas bonuses and similar year end bonuses) other than as described in Section 3.21(j) hereof;
                                                     ----------------
     (iv) collective bargaining agreement or other agreement with any labor union or other employee organization and no such agreement is currently being requested by, or is under discussion by management with, any group of employees or others; or
(v) any other employment contract or other compensation agreement or arrangement affecting or relating to current or former employees of the Company.
     (c)     Except  as  set  forth  on  Schedule3.23(c),  all  employees of the
                                         ---------------
Company have executed confidentiality agreements pursuant to which the employees have agreed not to disclose or use confidential information.
     3.24     Operations  of  the  Company.
              ----------------------------
     Except  as  set  forth  on Schedule 3.24 and except as contemplated by this
                                -------------
Agreement, from the Balance Sheet Date through the date hereof, the Company has not:
(a) amended, or agreed to amend, its Certificate of Incorporation or bylaws; or merged with or into or consolidated with, or agreed to merge with or into or consolidate with, any other person; subdivided or in any way reclassified, or agreed to subdivide or in any way reclassify, any shares of its capital stock; or changed, or agreed to change, in any manner the rights of its outstanding capital stock or the character of its business;
(b) issued or sold or purchased, or agreed to issue or sell or purchase, options or rights to subscribe to, or entered into, or agreed to enter into, any contracts or commitments to issue or sell or purchase, any shares of its capital stock or any securities convertible into shares of its capital stock;
(c) hired, or agreed to hire, any person; entered into or amended, or agreed to enter into or amend, any employment agreement; entered into, or agreed to enter into, any agreement with any labor union or association representing any employee; entered into or amended, or agreed to enter into or amend, any Employee Plan; made, or agreed to make, any change in the actuarial methods or assumptions used in funding any defined benefit pension plan; made, or agreed to make, any change in the assumptions or factors used in determining benefit equivalencies thereunder; or increased the rate of compensation or bonus payments payable or to become payable to any of its officers or directors (including any payment of or promise to pay any bonus or special compensation) except for increases and bonuses payable in the ordinary course of business consistent with past practices;
(d) except in the ordinary course of business, incurred, or agreed to incur, any indebtedness for borrowed money or incurred any obligation or liability in excess of $25,000 (contingent or otherwise), or accepted any purchase order in excess of $100,000;
(e) declared or paid, agreed to declare or pay, any dividends; or declared or made, or agreed to declare or make, any direct or indirect redemption, retirement, purchase or other acquisition of any shares of its capital stock;
(f) reduced, or agreed to reduce, its cash or short term investments or their equivalent, other than to meet cash needs arising in the ordinary course of business, consistent with past practices;
(g) waived or released, or agreed to waive or release, any right of material value to its business;
(h) made, or agreed to make, any change in its accounting methods or practices or made, or agreed to make, any change in depreciation or amortization policies or rates adopted by it;
(i) except in the ordinary course of business, materially changed, or agreed to materially change, any of its business policies or practices, including advertising, marketing, pricing, purchasing, personnel, sales, returns, budget or product acquisition policies or practices;
(j) made, or agreed to make, any loan or advance to any of its shareholders, officers, directors, employees, consultants, agents or other representatives, or made, or agreed to make, any other loan or advance other than in the ordinary course of business;
(k) except in the ordinary course of business: entered into, or agreed to enter into, any lease (as lessor or lessee); other than for fair market value, sold, abandoned or made, or agreed to sell, abandon or make, any other disposition of any of its assets rights (including, but not limited to, intellectual property rights) or properties; granted or suffered, or agreed to grant or suffer, any lien, mortgage, pledge, security interest or other encumbrance on any of its assets or properties; or entered into or amended, or agreed to enter into or amend, any contract, license or other agreement to which it is a party or by or to which it or its assets or properties are bound or subject, or pursuant to which it agrees to indemnify any party or to refrain from competing with any party;
(l) except for inventory or equipment acquired in the ordinary course of business, made, or agreed to make, any acquisition of all or any part of the assets, properties, capital stock or business of any other person, or made any commitments to do any of the foregoing;
(m) suffered or incurred any damage, destruction or loss (whether or not covered by insurance) materially adversely affecting its assets, properties, business, operations or financial condition;
(n) terminated, or agreed to terminate, or failed to renew, or received any written threat (that was not subsequently withdrawn) to terminate or fail to renew, any contract or other agreement;
(o) discharged or satisfied any lien or encumbrance or paid any obligation or liability (contingent or otherwise) in excess of $25,000, except current liabilities outstanding on the applicable date set forth above, current liabilities incurred since such date in the ordinary course of business and obligations and liabilities under contracts entered into in the ordinary course of business;
(p) canceled or compromised any debt owed to it, except in the ordinary course of business;
(q) disposed of or, to the Controlling Stockholders' knowledge, permitted to lapse any rights for the use of any patent, trademark, service mark, trade name or copyright, nor has the Company knowingly disposed of or disclosed to any person not an existing or potential employee, supplier, broker, distributor or customer any trade secret, process or know-how not theretofore a matter of public knowledge, which dispositions or disclosures would have an adverse effect on it; or
(r) experienced any material adverse change in the employee relations or customer or supplier relations of the Company, or in the business prospects of the Company.
     3.25     Reserved.
              --------
3.26     Banks,  Brokers  and  Proxies.
         -----------------------------
     Schedule  3.26  sets  forth:  (i)  the name of each bank, trust company and
     --------------
securities or other broker or other financial institution with which the Company maintain relations; (ii) the name of each person authorized by the Company to effect transactions therewith or to have access to any safe deposit box or vault; (iii) all proxies, powers of attorney or other like instruments to act on behalf of the Company in matters concerning its business or affairs; and (iv) all charge accounts held in the name of the Company and the name of each director, officer, employee or other person authorized by it to use such charge accounts. All such accounts, credit lines, safe deposit boxes and vaults are maintained by the Company for normal business purposes, and no such proxies, powers of attorney or other like instruments are irrevocable.
     3.27     Full  Disclosure.
              ----------------
     All documents and other papers delivered by the Company to Parent (the "Delivered Documents"), and this Agreement do not contain any untrue statement
    -----------------
of a material fact and do not omit to state any material fact necessary to make the statements made, in the context in which made, not false or misleading. There is no fact which the Company or the Controlling Stockholders have not disclosed to Parent in writing which materially adversely affects the assets, properties, business, operations or financial condition of the Company or the ability of the Company to perform this Agreement.
     3.28     No  Broker.
              ----------
     Other than Henry J. Schneider of Coniflo, who will be compensated pursuant to a separate agreement solely by the Stockholders' Representative, no broker, finder, agent or similar intermediary has acted for or on behalf of the Company or the Stockholders in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with the Company or the Stockholders or any action taken by the Company or the Stockholders.
     3.29     Reserved.
              --------
3.30     Authority  to  Execute  and  Perform  Agreements.
         ------------------------------------------------
     The Company has the requisite corporate and other power and all authority and approval required to enter into, execute and deliver this Agreement and each and every other agreement executed by it in connection with the transactions contemplated hereby (the "Related Agreements") and to perform fully its
                             -------------------
obligations hereunder and thereunder. This Agreement and the Related Agreements have all been duly executed and delivered and are the valid and binding obligations of the Company enforceable in accordance with their terms, except as may be limited by bankruptcy, moratorium, insolvency or other similar laws generally affecting the enforcement of creditors' rights generally from time to time in effect and except that equitable remedies are subject to judicial discretion. Except as otherwise set forth herein or disclosed in the Schedules hereto, the execution and delivery of this Agreement and the Related Agreements, the consummation of the transactions contemplated hereby and thereby and the performance of this Agreement and the Related Agreements by the Company in accordance with their respective terms and conditions will not (i) require the approval or consent of any foreign, federal, state, county, local or other governmental or regulatory body or the approval or consent of any other person,
(ii) result in any breach or violation of any of the terms and conditions of, or constitute (or with notice or lapse of time or both would constitute) a default under, any certificate of incorporation, bylaw, statute, regulation, order, judgment or decree applicable to the Company or any instrument, contract or other agreement to which the Company is a party or by or to which the Company or any of the Shares are bound or subject, (iii) result in the creation of any lien or other encumbrance on any of the Shares or (iv) result in the acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any indenture, contract, lease, sublease, loan agreement, note or other material obligation or liability to which the Company is a party or is bound or to which any of its assets are subject.
     3.31     Personal  and  Tangible  Property.
              ---------------------------------
     (a)  Schedule  3.31  contains  a  complete and accurate list as of the date
          --------------
hereof, of (i) all capitalized assets owned by the Company; (ii) all personal property subject to any lease, license, rental agreement, contract of sale or other agreement to which the Company is a party ("Leased Personal Property") and
                                                  ------------------------
(iii) all other tangible property owned by the Company. The personal property set forth on Schedule 3.31, other than personal property disposed of in the
                --------------
ordinary course of business since the date hereof, all other personal property acquired by the Company since the date hereof and all Leased Personal Property is hereafter referred to as the "Schedule 3.31 Property."
                                       ------------------------
     (b)     Except as otherwise described in Schedule 3.31, the Schedule 3.31
                                              -------------
Property owned by the Company is free and clear of all liens (other than statutory liens for taxes not yet due and payable), mortgages, pledges, security interests, conditional sales agreements, charges, encumbrances and other adverse claims or interests of any nature whatsoever. Except as set forth on Schedule
                                                                     --------
3.31, the Schedule 3.31 Property is reasonably fit and usable for the purposes
  --
for which it is being used, reasonably sufficient for all current operations and business of the Company, and conforms in all material respects with all applicable ordinances, regulations and laws.
     3.32     Reserved.
              --------
3.33     Transactions  with  Related  Parties.
         ------------------------------------
     Except  for the transactions disclosed in Schedule 3.33, there have been no
                                               -------------
loans or transactions between the Company and any officer, director, shareholder or affiliate of the Company. Except as disclosed in Schedule 3.33, neither any
                                                      -------------
affiliate of the Company, nor any officer or director of the Company nor any spouse or child of any such person owns or has any direct or indirect interest in any real or personal property owned by or leased to the Company. Not later than the Closing Date, all loans between the Company and its affiliates, directors and officers, shall have been paid, and the Stockholders shall have released the Company from any and all claims pursuant to a release substantially in the form of Exhibit C, and such releases shall have been delivered to Parent.
               ---------
     3.34     Environmental  Matters.
              ----------------------
     (a) The Company has materially complied with all Environmental Laws, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against the Company alleging any failure so to comply.
          (b) Company has no liability for, and the Company has not handled or disposed of any substances, arranged for the disposal of any substance, exposed any employee or other individual to any substance or condition, or owned or operated any property or facility in any manner that could reasonably be believed to form the basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against Company giving rise to any liability for damage to any site, location, or body of water (surface or subsurface), for any illness of or personal injury to any employee or other individual, or for any reason under Environmental Laws.
          (c)     "Environmental Laws" means any federal, state, territorial,
                   ------------------
provincial or local law, common law doctrine, rule, order, decree, judgment, injunction, license, permit or regulation relating to environmental matters, including those pertaining to land use, air, soil, surface water, ground water (including the protection, cleanup, removal, remediation or damage thereof), public or employee health or safety or any other environmental matter, together with any other laws (federal, state, territorial, provincial or local) relating to emissions, discharges, releases or threatened releases of any pollutant or contaminant including medical, chemical, biological, biohazardous or radioactive waste and materials, into ambient air, land, surface water, groundwater, personal property or structures, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, discharge or handling of any contaminant, including the Comprehensive Environmental Response, Compensation, and Liability Act as amended by the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C. 9601 et seq.),
the Hazardous Material Transportation Act (49 U.S.C.   1801 et seq.) the
Resource Conservation and Recovery Act (42 U.S.C.   6901 et seq.), the Federal
Water Quality Act (33 U.S.C.   1251 et seq.), the Clean Air Act (42 U.S.C.
7401 et seq.), the Toxic Substances Control Act (15 U.S.C.   2601 et seq.), and
the Occupational Safety and Health Act (29 U.S.C.   651 et seq.), as such laws
have been, or are, amended, modified or supplemented heretofore or from time to time hereafter and any analogous future federal, or present or future state or local laws, statutes and regulations promulgated thereunder.
                                   ARTICLE IV.
                                   -----------
               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS
               --------------------------------------------------
     Each of the Stockholders hereby severally (and not jointly) represents and warrants to Parent and Merger Corp. as follows:
     4.1     Title  to  Shares.
             -----------------
     Such Stockholder is the record and beneficial owner and holder of the Shares set forth opposite such Stockholder's name on Schedule 4.1, in such case
                                                      ------------
free and clear of any lien, encumbrance, adverse claim, restriction on sale or transfer (other than restrictions imposed by applicable securities or community property laws, but, with respect to community property laws, each Stockholder shall be joined in this sale by his or her spouse), preemptive right, limitations on voting rights or option, or any other commitments or rights of any  nature  to  acquire  any  securities  of the Company from such Stockholder.
     4.2     Authority.
             ---------
     Such Stockholder has the right, power and capacity to enter into, execute and deliver this Agreement and each and every other agreement executed by the Stockholders in connection with the transactions contemplated hereby (the "Stockholder Related Agreements," the forms of which are attached hereto as
      ---------------------------
Exhibits) and to perform his or her obligations under this Agreement and the Stockholder Related Agreements. On the Closing Date, this Agreement and the
Stockholder Related Agreements will have been duly executed and delivered by such Stockholder and will constitute the legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with their respective terms except as enforcement thereof may be limited by liquidation, conservatorship, bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally from time to time in effect and except that equitable remedies are subject to judicial discretion.
     4.3     Legal  Proceedings.
             ------------------
     There are no claims, actions, suits, arbitrations, grievances, proceedings or investigations pending or, to the best knowledge of such Stockholder, threatened against such Stockholder at law, in equity, or before any federal, state, municipal or other governmental or nongovernmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, involving the transactions contemplated hereby.
     4.4     Investment  Representations.
             ---------------------------
     Each Stockholder is receiving shares of Parent Common Stock for investment for the Stockholder's own account, not on behalf of others and not with a view to sell or otherwise distribute such shares. Each Stockholder acknowledges that such shares of Parent Common Stock have not been registered under the Securities Act or under any state securities Laws, and therefore, cannot be resold unless registered under the Securities Act and applicable state securities Laws or unless an exemption from registration is available and, as a result, each Stockholder must bear the risk of an investment in Parent Stock for an indefinite period of time. The financial condition of each Stockholder is currently adequate to bear the economic risk of an investment in Parent Stock. Each Stockholder has sufficient knowledge and experience in investment and business matters to understand the economic risk of such an investment and the risk involved in a commercial enterprise such as Parent. Each Stockholder has had an opportunity to obtain and read Parent's current and historical filings from the Securities and Exchange Commission (as available on the SEC's website). Each Stockholder has had an opportunity to ask questions of, and receive answers from, officers of Parent, concerning Parent and Parent's Common Stock and to obtain any additional information, which each Stockholder reasonably requested and is material to its investment decision.
                                   ARTICLE V.
                                   ----------
            REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER CORP.
            ---------------------------------------------------------
     Parent  and  Merger  Corp. represent and warrant to the Sellers as follows:
     5.1     Due  Incorporation.
             ------------------
     Each of Parent and Merger Corp. is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Delaware, and has all requisite corporate power and lawful authority to own its assets and properties and to carry on its business as now conducted. Parent and Merger Corp. are qualified to transact business and are in good standing in each jurisdiction in which the nature of their respective businesses or locations of their respective properties require such qualification.
     5.2     Corporate  Power.
             ----------------
     (a) Each of Parent and Merger Corp. has the full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement and each and every other agreement executed by Parent and Merger Corp. in connection with the transactions to be consummated in accordance herewith (the "Parent's Related Agreements"), the forms of which are attached as Exhibits
      ---------------------------
hereto) and to perform fully their respective obligations under this Agreement and Parent's Related Agreements. This Agreement and Parent's Related Agreements have all been duly executed and delivered and are the valid and binding obligation of Parent and Merger Corp. enforceable in accordance with their terms, except as may be limited by liquidation, conservatorship, bankruptcy, moratorium, insolvency or other similar laws generally affecting the enforcement of creditors' rights generally from time to time in effect and except that equitable remedies are subject to judicial discretion.
(b)     Except  as disclosed on Schedule 5.2, the execution and delivery of this
                                ------------
Agreement and Parent's Related Agreements, the consummation of the transactions contemplated hereby and thereby and the performance by Parent of this Agreement and Parent's Related Agreements in accordance with their respective terms and conditions will not (i) require the approval or consent of any foreign, federal, state, county, local or other governmental or regulatory body or the approval or consent of any other person or (ii) conflict with or result in any breach or violation of any of the terms and conditions of, or constitute (or with notice or lapse of time or both would constitute) a default under, any certificate of incorporation, bylaw, statute, regulation, order, judgment or decree applicable to Parent or any instrument, contract or other agreement to which Parent is a party or by or to which Parent is bound or subject.
     5.3     No  Broker.
             -----------
     No broker, finder, agent or similar intermediary has acted for or on behalf of Parent in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's, or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Parent or any action taken  by  Parent.
     5.4     No  Breach.
             -----------
     The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not violate, conflict with or otherwise result in the breach or violation of any of the terms and conditions of, result in a material modification of the effect of or constitute (or with notice or lapse of time or both would constitute) a default under: (i) the Certificate of Incorporation or bylaws of Parent; (ii) any material instrument, contract or other agreement to which Parent is a party or by or to which it or any of its assets or properties is bound or subject; or (iii) any statute or any regulation, order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon or applicable to Parent or upon the securities, properties or business of Parent.
     5.5     SEC  Documents.
             --------------
     Reference is made to each report, schedule, registration statement, definitive proxy statement and exhibit to the foregoing documents (collectively, the "SEC Documents") filed by Parent with the Securities and Exchange Commission
     -------------
(the "SEC") during the period from January 1, 2005 through the Closing Date (the
      ---
"Reporting  Period"),  which  include  all the documents (other than preliminary
 -----------------
material)  that  Parent was required to file with the SEC since January 1, 2005.
 --
As of their respective dates, the SEC Documents complied as to form in all material respects with the requirements of the Securities Act of 1933 or the Securities Exchange Act of 1934, as the case may be, and the rules and regulations of the SEC thereunder applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
     5.6     Litigation.
             ----------
     Except  as  set forth in the SEC Documents or as disclosed on Schedule 5.2,
                                                                   ------------
as of the respective reporting period dates of such SEC Documents, there is no material litigation, action, suit, proceeding, claim, investigation or administrative proceeding against or affecting Parent by or before any governmental authority involving or relating to the business of Parent.
     5.7     Compliance  with  Law.
             ---------------------
     Except as set forth in the SEC Documents filed or required to be filed during the Reporting Period, Parent was in material compliance with all material federal, state, local or foreign laws, statutes, ordinances, regulations, orders and other requirements of governmental authorities having jurisdiction over Parent during the Reporting Period.
     5.8     Financial  Statements;  Disclosure.
             ----------------------------------
     The consolidated financial statements of Parent and its subsidiaries included in the Purchaser's annual report on Form 10-KSB for the year ended December 31, 2006 and quarterly reports on Form 10-QSB and Form 10-Q for the quarters ended March 31, 2007 and June 30, 2007, respectively (the "Parent
                                                                          ------
Financial  Statements"),  present  fairly the consolidated financial position of
     ----------------
Parent as of the date thereof and the consolidated results of operations and changes in financial position thereof for the period then ended, in conformity with GAAP applied on a consistent basis throughout such periods, subject to normal recurring year end adjustments with respect to the Parent Financial Statements. Since December 31, 2006, there has been no change in accounting principles applicable to, or methods of accounting utilized by, Parent, and the books and records of Parent have been and are being maintained in accordance with applicable legal and accounting requirements and good business practice. The Parent Financial Statements did not at their respective dates contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.
     5.9     No  Material  Undisclosed  Liabilities.
             --------------------------------------
     Except  as  set forth in the SEC Documents or as disclosed on Schedule 5.9,
                                                                   ------------
Parent has no known liabilities, whether absolute, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 2006, (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in the Parent Financial Statements and (iii) liabilities and obligations incurred in connection with this Agreement and Parent's Related Agreements and the transactions contemplated hereby and thereby.

                                   ARTICLE VI.
                                   -----------
                            COVENANTS AND AGREEMENTS
                            ------------------------
     The  parties  to  this  Agreement  covenant  and  agree  as  follows:
     6.1     Expenses.
             --------
     The parties to this Agreement shall bear their respective direct and indirect expenses incurred in connection with, or taxes resulting from, the negotiation, preparation, execution and performance of this Agreement and the transactions contemplated hereby, whether or not the transactions contemplated hereby are consummated, including all fees and expenses of agents, representatives, counsel and accountants. Fees of counsel engaged by the Company for the benefit of the Stockholders, as a group, and the Company and fees of the Company's accountant, if any, with respect to this Agreement will be paid by the Company (provided that if such fees and expenses are to be paid by the Company, such fees and expenses are either paid prior to Closing or included as liabilities on the Closing Balance Sheet).
     6.2     Further  Assurances.
             -------------------
     Each of the parties shall execute all documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions of this Agreement and the transactions contemplated hereby. Each party shall use its best efforts to fulfill or obtain the fulfillment of the conditions to the Closing, including the execution and delivery of which are conditions precedent to the Closing.
     6.3     Update Disclosure.  From and after the date of this Agreement until
             -----------------
the Closing Date, the parties shall update their respective schedules furnished pursuant to Articles III, IV and V, by written notice to the other party to
              -------------   --      -
reflect any matters which have occurred from and after the date of this Agreement which, if existing on the date of this Agreement, would have been required to be described therein.
6.4     Conduct  of  Business  Prior  to  Closing.
        -----------------------------------------
     Between  the  date  hereof  and  the  Closing:
(a)     Access.  The  Company  shall,  and  shall  cause  each of its employees,
        ------
officers, agents, representatives and accountants to, fully cooperate with Parent to allow the officers, employees, attorneys, consultants and accountants of Parent access during normal business hours to all of the properties, books, contracts, documents and records of the Company and furnish to Parent such information as Parent may at any time and from time to time reasonably request.
(b)     Business in Ordinary Course.  The Company shall carry on its business
        ---------------------------
and affairs as heretofore carried on, and will not order, purchase or lease any products, inventory, equipment, personalty, or other items, or dispose of any of its assets or property, or issue any quotations, or prepay any of its material obligations, incur any liabilities or obligations, hire or discharge any employee or officer or, without limitation by specific enumeration of the foregoing, enter into any other transaction, except in the usual and ordinary course of its businesses in accordance with the past practices of the Company. Without limiting the generality of the foregoing, the Company shall not, without the prior written consent of Parent, (i) declare, set aside or pay any dividend or make any distribution with respect to its capital stock or redeem, purchase or otherwise acquire any of its capital stock except as permitted by Section
                                                                     -------
12.2, or (ii) otherwise engage in any practice, take any action, or enter into
   -
any transaction of the sort described in Section 3.24 above.
                                         ------------
(c)     Employees.  The Company shall use its best efforts to retain the
        ---------
Company's business intact, including keeping available the services of its present employees, representatives and agents.
(d)     Confidentiality.  Until the Closing, and at all times thereafter as
        ---------------
provided in Section 7.1 hereof, the Controlling Stockholders will maintain, and
            -----------
(prior to the Closing shall cause the Company to maintain), as confidential, the Controlling Stockholders' and the Company's discussions with Parent, and the terms and conditions of this Agreement, and the other agreements to be executed in connection herewith, and except as required by law will not make any trade press or other announcement or disclosure in relation to such discussions whether before or after Closing without the prior written consent of Parent.
(e)     Exclusivity.  From and after the date hereof through January 31, 2008,
        -----------
the Company will negotiate the merger, sale of the stock, assets and properties of the Company, and any portion thereof, only with Parent, and the Company shall not directly or indirectly enter into any discussion with, or disclose any information in relation to the share capital or the assets of the Company to any other person or other entity, other than Parent, with a view to the sale or exchange of the assets of the Company or the share capital of the Company, including the Company Common Shares, any portion thereof, or the entry by the Company into a merger or similar transaction.
(f)     Equitable Relief.  The Company acknowledges and agrees that the
        ----------------
covenants contained in each of paragraphs (d) and (e) of this Section 6.4 are a
                                                              -----------
material inducement for Parent to execute and deliver this Agreement and to consummate the transactions contemplated hereby. Accordingly, the Company acknowledges and agrees that the applicable restrictions contained in each of paragraphs (d) and (e) of this Section 6.4 are reasonable and necessary for the
                               -----------
protection of the business of Parent and its subsidiaries, and Parent's prospective investment in the Company, and that a breach of any such restriction could not adequately be compensated by damages in an action at law. In the event of a breach or threatened breach by the Company or the Controlling Stockholders of any of the applicable provisions of any of paragraphs (d) or (e) of this Section 6.4, Parent shall be entitled to obtain, without the necessity
        -----------
of posting bond therefor, an injunction (preliminary or permanent, or a temporary restraining order) restraining the Controlling Stockholders and/or the Company from the activity or threatened activity constituting, or which would constitute, a breach, as well as damages and an equitable accounting of all earnings, profits and other benefits arising from a violation, which right shall be cumulative and in addition to any other rights or remedies to which Parent may be entitled.
(g)     Severability.  Each and every provision set forth in each of paragraphs
        ------------
(d) and (e) of this Section 6.4 is independent and severable from the others,
                    -----------
and no provision shall be rendered unenforceable by virtue of the fact that, for any reason, any other or others of them may be unenforceable in whole or in part. The parties hereto agree that if any provision of paragraphs (d) or (e) of this Section 6.4 shall be declared by a court of competent jurisdiction to be
        -----------
unenforceable for any reason whatsoever, the court may appropriately limit or modify such provision, and such provision shall be given effect to the maximum extent permitted by applicable law.
(h)     Consents.  The Company shall use its best efforts to obtain any and all
        --------
consents and estoppel letters reasonably requested by Parent in connection with the assignment of, or alternate arrangements satisfactory to Parent with respect to, any contract, lease, license, permit, agreement, or other instrument, which is to be an asset of the Company, or which may be necessary, appropriate, or required in order to permit the conduct of the Business and operations of the Surviving Company after the Closing to be in all respects the same as the conduct of the Business and operations of the Company prior to the Closing.
     6.5     Joint  Obligations  of  the  Sellers  and  Parent.
             -------------------------------------------------
     The  following  shall  apply  with  equal  force to the Sellers and Parent:
     (a)     Notice.  Each party shall promptly give the other party written
             ------
notice of the existence or occurrence of any condition that would make any representation or warranty of the notifying party untrue or that might reasonably be expected to prevent or delay the consummation of the transactions contemplated herein.
(b)     Performance.  No party shall intentionally perform or omit to perform
        -----------
any act that, if performed or omitted, would prevent or excuse the performance of this Agreement by any party hereto or that would result in any representation or warranty contained herein of that party being untrue in any material respect as of the date hereof and as of the Closing Date.
     (C)     APPROVALS AND CONSENTS.  EACH PARTY SHALL COOPERATE AND USE ITS
             ----------------------
BEST EFFORTS TO PROMPTLY PREPARE AND FILE ALL NECESSARY DOCUMENTATION TO EFFECT ALL NECESSARY APPLICATIONS, NOTICES, PETITIONS, FILINGS AND OTHER DOCUMENTS, AND USE ITS BEST EFFORTS TO OBTAIN (AND WILL COOPERATE WITH EACH OTHER IN OBTAINING) ANY CONSENT, ACQUIESCENCE, AUTHORIZATION, ORDER OR APPROVAL OF, OR ANY EXEMPTION OR NONOPPOSITION BY, ANY FOREIGN, FEDERAL, STATE, COUNTY, LOCAL OR OTHER GOVERNMENTAL OR REGULATORY BODY OR THE CONSENT OF ANY OTHER PERSON REQUIRED TO BE OBTAINED OR MADE BY ANY PARTY IN CONNECTION WITH THIS AGREEMENT OR ANY ACTION CONTEMPLATED HEREBY.
     6.6     Reserved.
             --------
6.7     Post  Closing  Covenants  of  Parent  and  the  Surviving  Company.
        ------------------------------------------------------------------
     From and after the Closing until all installments of the Earn-Out Payments have been paid in full to the Stockholders (the "Final Payment Date"), Parent
                                                    ------------------
agrees that it shall cause the business of the Surviving Company or its successor entity, if any, to be operated as a separate entity and further agrees that the Surviving Company or its successor entity, if any, shall:
(a) observe all Delaware corporate laws and organizational formalities in all material respects in order to preserve, and take no action that would have the effect of eliminating, including a merger or consolidation, the Surviving Company's separate corporate existence and maintain all of its books, records, financial statements and bank accounts separate from those of any other person;
(b) file its own tax returns, if any, as may be required under applicable law, to the extent (1) not part of a consolidated group filing a consolidated return or returns or (2) not treated as a division for tax purposes of another taxpayer, and pay any taxes so required to be paid under applicable law;
(c) conduct business in its own name and correct any known misunderstanding regarding its status as a separate entity;
(d) not relocate its principal offices from Tarrant County, Texas (or any county contiguous thereto);
(e) maintain and utilize separate stationery, invoices and checks bearing its own name;
(f) not commingle the funds and other assets of the Surviving Company with those of any person, and hold all of the Surviving Company's assets in the Surviving Company's own name; and
(g) cause Administaff to continue to provide employment benefits to the employees of the Company who continue their employment with the Surviving Company on terms that are no less favorable to the Surviving Company's employees than those benefits currently provided to such employees under the Company's relationship with Administaff immediately prior to the Closing.
                                  ARTICLE VII.
                                  ------------
             POST-CLOSING COVENANTS OF THE CONTROLLING STOCKHOLDERS
             ------------------------------------------------------
     The covenants of the Controlling Stockholders set forth in this Article VII
                                                                     -----------
shall for all purposes be considered several (and not joint) obligations of the Controlling Stockholders.
     7.1     Confidential  Information.
             -------------------------
     (a)     For purposes of this Agreement, "Confidential Information" shall
                                              ------------------------
mean any proprietary information, pertaining to the Company's past, present or prospective business secrets, methods or policies, earnings, finances, security holders, lenders, key employees, nature of services performed by the Company's sales and maintenance personnel, quality control procedures or standards, procedures and methods of cost or installation of the Company's products or components, information relating to arrangements with suppliers, the identity and requirements of arrangements with customers, and the type, volume or profitability of work for such customers, drawings, records, reports, documents, manuals, techniques, procedures, formulae, ratings, design information, data, statistics, trade secrets and all other information of any kind or character relating to the Company, whether or not reduced to writing.
     (b) Each Controlling Stockholder acknowledges that such Controlling Stockholder has and may have access to Confidential Information and that such Confidential Information constitutes valuable, special and unique property of the Company, which at the Effective Time will become and constitute the Confidential Information of the Surviving Company. At no time for a period of two (2) years after Closing shall such Controlling Stockholder (i) use any Confidential Information in any manner adverse to the business interests of the Surviving Company, or (ii) disclose any such Confidential Information to any person or entity for any reason or purpose whatsoever (other than in the ordinary course of the Surviving Company's business) without the written consent of the Surviving Company or Parent. Upon the request of the Surviving Company, each Controlling Stockholder shall deliver to the Surviving Company all letters, notes, computer disks, software, notebooks, reports and other materials, if any, which contain Confidential Information and which are in the possession or under the control of such Controlling Stockholder, whether or not prepared by such Controlling Stockholder.
(c) All records and documents embodying any Confidential Information or pertaining to the existing or contemplated scope of the Company's or the Surviving Company's business, which have been conceived, prepared or developed by a Controlling Stockholder in connection with his ownership interest in the Company, employment by the Company, the Surviving Company, or otherwise, either alone or with others (herein called "Work Product"), shall be the sole property
                                      ------------
of the Surviving Company. Upon request of the Surviving Company, such Controlling Stockholder shall deliver all Work Product to the Surviving Company.
     7.2     Agreement  Not  to  Compete.
             ---------------------------
     Each Controlling Stockholder agrees not to compete with the Business of the Company conducted by the Surviving Company after the Closing, in any geographic region where the Surviving Company conducts the Business, including any geographic region in which the Company conducted the Business, or otherwise operated or provided products or services prior to the Closing Date, for a period (the "Non-compete Period") equal to two (2) years after the Closing Date;
             ------------------
provided,  however, that with respect to each Controlling Stockholder identified
--------   -------
in  Article  VIII  hereof who is executing an Employment Agreement in connection
    -------------
herewith, the restrictions of this section shall immediately terminate with respect to such Controlling Stockholder upon termination of the restrictions contained in Section 10 of the respective Employment Agreements. For purposes of this Agreement, (i) "Business" means any of the businesses described on Schedule
                     --------                                           --------
7.2; and (ii) "Compete" means direct participation and/or indirect participation
---            -------
as a partner, officer, director, employee, contractor, agent or shareholder (other than as a holder of less than ten percent (10%) of the outstanding capital stock of any corporation or other entity whose equity securities are traded on a national securities exchange) in any business or organization engaged in any aspect of the Business; provided, that Stockholder's
                                              --------
participation specifically relates to the activities of such business or organization that constitute engaging in the Business.
     7.3     Agreement  Not  to  Solicit  Customers  and  Employees.
             ------------------------------------------------------
     Each Controlling Stockholder agrees that for a period equal to two (2) years after the Closing Date, such Controlling Stockholder shall not, either alone or on behalf of any business competing with the Business, directly or indirectly (i) solicit or induce, or in any manner attempt to solicit or induce any person employed by, or an agent of, the Company to terminate his employment or agency, as the case may be, with the Company, or (ii) solicit, divert or attempt to solicit or divert, or otherwise accept as a supplier or customer, any person, concern or entity that sells the Company's products and services, furnishes products or services to, or receives products and services from, the Company, nor will he attempt to induce any such supplier or customer to cease being (or any prospective, supplier or customer not to become) a supplier or customer of the Company; provided, however, that with respect to each
                             --------   -------
Controlling  Stockholder  identified  in Article VIII hereof who is executing an
                                         ------------
Employment Agreement in connection herewith, the restrictions of this section shall immediately terminate with respect to such Controlling Stockholder upon termination of the restrictions contained in Sections 8 and 9 of the respective Employment Agreements.
     7.4     Dependent  Covenants.
             --------------------
     The  covenants  contained  in  Sections  7.2  and  7.3  are  dependent  and
                                    -------------       ---
conditioned upon Parent's continued performance of its obligations to pay the Earn-out Payments, and the payment of such Earn-Out Payments when due shall be considered for all purposes conditions precedent to Stockholders' obligations under  Sections  7.2  and  7.3.  If a court of competent jurisdiction determines
       -------------       ---
that Parent has breached its obligations to pay the Earn-out Payments, the Stockholders shall be relieved and fully released from any further obligations under Sections 7.2 and 7.3 (without limiting any other remedy or damages to which any Stockholder may be entitled). Likewise, if a court of competent jurisdiction determines that any Stockholder has breached his obligations under this Article VII, Parent shall be relieved and fully released from any
      ------------
obligations  to  pay  the  Earn-out Payments payable to that Stockholder who has
     ----
breached  his  obligations  under  this  Article VII (without limiting any other
                                         -----------
remedy or damages to which Parent may be entitled against such Stockholder), and in addition, Parent shall be entitled to offset against the Earn-out Payments due to any or all of the Stockholders, the aggregate amount of damages or losses, as determined by a court of competent jurisdiction (less the amounts by which Parent has been released from paying to the breaching Stockholder or
Stockholders, and only to the extent such damages exceed the Earn-out Payments otherwise due to the breaching Stockholder), resulting from a breach by any of the Stockholders (without limiting any other remedy or damages to which Parent may  be  entitled  against  such  Stockholder  or  Stockholders).
     7.5     Injunctive  Relief.
             ------------------
     In the event of a breach or threatened breach by any of the Stockholders of the provisions of this Article VII, the Company or Parent shall be entitled to
                         -----------
seek an injunction to prevent irreparable injury to the Company or Parent. Nothing herein shall be construed as prohibiting the Company or Parent from pursuing any other remedies available to the Company or Parent for such breach or threatened breach, including the recovery of damages from such Stockholder.
     7.6     Stockholder  Release.
             --------------------
     Each of the Stockholders, in their capacity as Stockholders, hereby agrees to execute and deliver as of the Closing Date a release of the Company from any and all claims resulting from or related to any matter arising prior to the Closing Date, in the form of Exhibit C hereto.
                                   ----------
     7.7     Employee  Plan  or  Agreement.
             -----------------------------
     Each Stockholder agrees that as of the Closing Date, any Employee Plan or any other plan or agreement to which such Stockholder is a party that would entitle such Stockholder to receive any benefit as a result of the execution of this Agreement and the consummation of the transactions contemplated hereby, including any severance agreement or bonus plan, is hereby null and void as of the Closing Date. Notwithstanding the foregoing, nothing in this Section shall be deemed to release Parent from its obligations to cause the Surviving Company to maintain in force with Administaff on behalf of employees of the Company whose employment is continuing with the Surviving Company the employee benefit plan that was in place with the Company immediately before the Closing.
                                  ARTICLE VIII.
                                  -------------
                              CONDITIONS PRECEDENT
                              --------------------
     8.1     Conditions Precedentto the Obligation of Merger Corp. and Parent to
             -------------------------------------------------------------------
Close.
-----
     All obligations of Merger Corp. and Parent hereunder are subject to the fulfillment and satisfaction of each and every one of the following conditions on or prior to the Closing, any or all of which may be waived in whole or in part by Merger Corp. or Parent, provided that no such waiver shall be effective unless it is set forth in a writing executed by Merger Corp. or Parent:

     (a)     Representations and Warranties.  The representations and warranties
             ------------------------------
of the Company and the Controlling Stockholders contained in this Agreement after giving effect to any update to the Schedules referenced in Article III or
                                                                  -----------
IV  (i) that are not qualified by "materiality" or words of similar import shall
--
have been true and correct in all material respects when made and shall be true, correct and complete in all material respects as of the Closing Date with the same force and effect as if made as of the Closing Date and (ii) that are qualified by "materiality" or words of similar import shall have been true, correct and complete when made and shall be true and correct as of the Closing Date.
(b)     Compliance  with  Agreements  and  Conditions.  The  Sellers  shall have
        ---------------------------------------------
satisfied or performed and complied with, in all material respects, all of the covenants and agreements and all of the conditions required by this Agreement to be performed or complied with or satisfied by them at or prior to Closing.
(c)     Certifications..  The  Sellers  shall  have  delivered  at  the Closing:
        --------------
     (i) A certificate from a responsible officer of the Company, dated the date of the Closing, certifying that the Company has obtained all requisite approvals to enter into this Agreement and each of the Related Agreements to which it is party, and certifying in such detail as Merger Corp. may reasonably request as to the fulfillment and satisfaction of the conditions specified in Sections 8.1(a) and 8.1(b).
  --------------       ------
(ii) A certificate of a responsible officer of the Company, dated the date of the Closing, certifying as to the incumbency and genuineness of the signature of each officer of the Company executing this Agreement and the Related Agreements to which it is a party and certifying that attached thereto is a true, correct and complete copy of (A) the Company's Certificate of Incorporation or similar document and good standing certificate certified by the Secretary of State of the State of Delaware and each state in which it is qualified as a foreign corporation to do business, each dated a recent date prior to the Closing Date, (B) the Company's Bylaws or similar document as in effect on the Closing Date, and (C) resolutions of the Company's board of directors approving and authorizing the execution, delivery and performance of this Agreement and the Related Agreements to which it is a party and that such resolutions have not been modified, rescinded or amended and are in full force and effect.
     (d)     Government  Consents.  Other  than the filing of the Certificate of
             --------------------
Merger, Parent, Merger Corp. and the Company shall have received all requisite consents from any and all public or governmental authorities, bodies or agencies (including without limitation any quasi-governmental agencies or public corporations or self-regulatory bodies) or judicial authority having jurisdiction over the transactions contemplated hereby, or any part hereof.
(e)     No  Material  Adverse  Change.  Except  for  those  items  disclosed  on
        -----------------------------
Schedule  3.6, there shall have been no material adverse change in the financial
       ------
condition, results of operations, business or assets of the Company since the date hereof, and no action shall have been instituted by any governmental authority or person (i) against a party hereto to restrain or prohibit the consummation  of  the  transactions  herein  or  (ii)  which could reasonably be expected  to  have  a  material  adverse  effect  on  the  Company.
     8.2.     Conditions  Precedent  to the Obligations of the Sellers to Close.
              -----------------------------------------------------------------
     All obligations of the Sellers hereunder are subject to the fulfillment and satisfaction of each and every one of the following conditions on or prior to the Closing, any or all of which may be waived in whole or in part by the Sellers, provided that no such waiver shall be effective unless it is set forth in a writing executed by each of the Sellers:
     (a)     Representations and Warranties.  The representations and warranties
             ------------------------------
parent and Merger Corp. contained in this Agreement after giving effect to the update of any Schedules referenced in Article V (i) that are not qualified by
                                         ---------
"materiality" or words of similar import shall have been true and correct in all material respects when made and shall be true, correct and complete in all material respects as of the Closing Date with the same force and effect as if made as of the Closing Date and (ii) that are qualified by "materiality" or words of similar import shall have been true and correct when made and shall be true, correct and complete as of the Closing Date.
(b)     Compliance  with  Agreements  and  Conditions.  Merger  Corp. and Parent
        ---------------------------------------------
shall have performed and complied with all agreements and conditions required hereby to be performed or complied with by Merger Corp. or Parent prior to or on the date of the Closing.
(c)     Certifications.
        --------------
     (i) Parent and Merger Corp. shall have delivered to Seller a certificate executed by one of their respective officers, dated the date of the Closing, certifying in such detail as the Company may reasonably request as to the fulfillment and satisfaction of the conditions specified in Sections 8.2(a)
                                                                 ---------------
and  8.2(b).
     ------
     (ii) Certificate of responsible officers of Parent and Merger Corp., dated the date of the Closing, certifying as to the incumbency and genuineness of the signatures of each officer executing this Agreement and the Related Agreements to which each is a party and certifying that attached thereto is a true, correct and complete copy of (A) Parent's and Merger Corp.'s Certificate of Incorporation or similar documents and good standing certificates certified by the Secretary of State of the State of Delaware and each state in which it is qualified as a foreign corporation to do business, each dated a recent date prior to the Closing Date, (B) Parent's and Merger Corp.'s Bylaws or similar documents as in effect on the Closing Date, and (C) resolutions of Parent's and Merger Corp.'s boards of directors approving and authorizing the execution, delivery and performance of this Agreement and the Related Agreements to which it is a party and that such resolutions have not been modified, rescinded or amended and are in full force and effect.
     (d)     Charter  Amendment.  The stockholders of Parent shall have approved
             ------------------
(and there shall have been filed with the Secretary of State of the State of Delaware) an amendment to the Certificate of Incorporation of Parent, increasing the authorized capital of Parent to 400,000,000 shares of Parent Common Stock.
(e)     No  Material  Adverse Change.  There shall have been no material adverse
        ----------------------------
change in the financial condition, results of operations, business or assets of Parent since the date hereof, and no action shall have been instituted by any governmental authority or person (i) against a party hereto to restrain or prohibit the consummation of the transactions herein or (ii) which could reasonably be expected to have a material adverse effect on Parent or Merger Corp.
                                   ARTICLE IX.
                                   -----------
                               CLOSING DELIVERIES
                               ------------------
     9.1     Closing  Deliveries  of  Parent  and  Merger  Corp.
             ---------------------------------------------------
     On the Closing Date, Parent and/or Merger Corp. shall deliver or pay, as applicable, the following in accordance with the applicable provisions of this
Agreement:
     (a)     Closing  Payments.  Parent  shall  pay  to  the  Stockholder's
             -----------------
Representative, the Escrow Agent, the Company and the other appropriate payees, by wire transfers of immediately available funds, the payments and transfers required to be made by Parent under Sections 1.7, 1.12 and 2.2.
                                           -------------   ----       ---
(b)     Registration  Rights Agreement.  Parent shall execute and deliver to the
        ------------------------------
Stockholders' Representative the Registration Rights Agreement in the form attached hereto as Exhibit B.
                      ----------
(c)     Employment  Agreements.  Merger  Corp. shall sign and deliver to Mark J.
        ----------------------
O'Neill, Walter J. Hesse, Robert R. Walters, A. J. McDanal, III and Don H. Spears the Employment Agreements attached hereto as Exhibits D-1 through D-5.
                                                       ------------------------
     (d)     Parent Release.  Parent shall execute and deliver to the
             --------------
Stockholders' Representative the Parent Release in the form attached hereto as Exhibit E.
 --------
(e)     Escrow Agreement.  Parent shall execute and deliver to the Stockholders'
        ----------------
Representative the Escrow Agreement in the form attached hereto as Exhibit F.
                                                                   ---------
     9.2     Closing  Deliveries  of  the  Sellers.
             -------------------------------------
     On the Closing Date, the Company shall deliver or pay, as applicable, the following in accordance with the applicable provisions of this Agreement:
     (a)     Delivery  of  Source Code and Technical Documentation.  The Company
             -----------------------------------------------------
shall deliver to Merger Corp. complete and correct copies of all source code, all user and technical documentation related to all research, products and services of, or contemplated by, the Company.
(b)     Payment  of  Intercompany  Debts.  The Stockholders and each officer and
        --------------------------------
director of the Company shall pay (or shall have paid) to the Company any amounts owed by such person to the Company.
     (c)     Employment Agreements.  Mark J. O'Neill, Walter J. Hesse, Robert R.
             ---------------------
Walters, A. J. McDanal, III and Don H. Spears shall execute and deliver to Parent the Employment Agreements in the forms attached hereto as Exhibits D-1
                                                                    ------------
through  D-5.
  ----------
(d)     Stockholder  Releases.  Each  of  the  Stockholders  shall  execute  and
        ---------------------
deliver to the Company and Parent duplicate counterparts of a Release, dated the Closing Date, in the form of Exhibit C.
                                   ----------
     (e)     Payment of Finders' Fee.  The Stockholders' Representative shall
             -----------------------
pay all fees due to the Company's finder in connection with the transactions contemplated hereby.
     9.3     Certificate  of  Merger.
             -----------------------
     Pursuant  to  Section 1.2, the Company, Parent and Merger Corp. shall cause
                   -----------
the Certificate of Merger to be properly executed and filed with the Secretary of State of the State of Delaware.
                                   ARTICLE X.
                                   ----------
            SURVIVAL OF REPRESENTATIONS AND WARRANTIES AND COVENANTS
            --------------------------------------------------------
     10.1     Survival  of  Representations  and  Warranties  and  Covenants.
              --------------------------------------------------------------
     Notwithstanding any right of Parent on the one hand to fully investigate the affairs of the Company, and any right of the Stockholders to fully investigate Parent, on the other hand, and notwithstanding any knowledge of facts determined or determinable by either Parent or the Stockholders pursuant to such respective investigation or right of investigation, Parent, on the one hand, and the Stockholders on the other hand, each has the right to rely fully upon the representations, warranties, covenants and agreements of the other party contained in this Agreement or in any document delivered hereunder, or in connection herewith or any of its representatives, in connection with the transactions contemplated by this Agreement. All such representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the Closing hereunder, and all such representations, warranties, covenants and agreements shall thereafter terminate and expire with respect to any theretofore unasserted claim one (1) year following the Closing Date (and no claim for indemnification shall thereafter be made arising from any breaches of any such representations, warranties, covenants and agreements), except that:
     (a)     the  representations and warranties contained in Sections 3.1, 3.2,
                                                              ------------  ---
3.3,  3.7, 3.9, 3.30, 3.34, 4.1, and 4.2 and in Sections 5.1, 5.2, and 5.4 shall
---   ---  ---  ----  ----  ---      ---        ------------  ---      ---
terminate  upon  the  expiration  of  all applicable statutes of limitation; and
(b)     the  covenants  in  Article  II,  Article  VI  and  Article  VII of this
                            -----------   -----------       ------------
Agreement shall survive the Closing indefinitely, except that in the case of any specific Section that specifies a shorter time period, such Section shall only survive for such shorter time period as provided therein.
                                   ARTICLE XI.
                                   -----------
                                 INDEMNIFICATION
                                 ---------------
     11.1     Obligation  of  the  Stockholders  to  Indemnify.
              ------------------------------------------------
     Subject  to the limitations and expiration dates contained in Article X and
                                                                   ---------
this  Article  XI,  the  Stockholders,  jointly  and severally, shall indemnify,
      -----------
defend and hold harmless Parent and its directors, officers, controlling persons, employees, agents, representatives, affiliates and assigns from and against (i) any loss, liability, damage, deficiency, cost, penalty or expense (including interest, penalties and reasonable attorneys' fees and disbursements and costs of investigating and defending against lawsuits, complaints, actions or other pending or threatened litigation) based upon, arising out of or otherwise due or attributable to any breach of any representation, warranty, covenant (including the post-closing covenants in Article VI and Article VII of
                                                   ----------     -----------
this Agreement) or agreement of the Sellers contained in this Agreement or in any of the documents attached hereto as an Exhibit or any certificate delivered in connection with the transactions contemplated herein, and (ii) any liability or obligation of the Company arising from (a) the conduct of the business prior to the Closing in violation of the Company's covenants contained herein, (b) a wrongful breach or default by the Company prior to Closing under any contract or other agreement, which breach or default is in violation of the Company's covenants contained herein or (c) any tortious conduct by the Company prior to Closing, in each case, to the extent not reflected on the Closing Balance Sheet or otherwise disclosed therein or pursuant hereto (collectively, "Parent
                                                                          ------
Indemnified  Losses").
       ------------
     11.2     Obligation  of  Parent  to  Indemnify.
              -------------------------------------
     Subject  to the limitations and expiration dates contained in Article X and
                                                                   ---------
Article  XI  hereof,  Parent  shall  indemnify,  defend  and  hold  harmless the
-----------
Stockholders,  and  their  respective  agents,  representatives,  affiliates and
--------
assigns  from  and  against  from  and  against (i) any loss, liability, damage,
-----
deficiency,  cost,  penalty  or  expense  (including  interest,  penalties  and
-----
reasonable  attorneys'  fees  and  disbursements  and costs of investigating and
-----
defending  against  lawsuits, complaints, actions or other pending or threatened
----
litigation) based upon, arising out of or otherwise due or attributable to any breach of any representation, warranty, covenant (including the post-closing covenants in Article II, Article VI and Article VII of this Agreement) or
-              -----------   -----------       -----------
agreement of Parent or Merger Corp. contained in this Agreement or in any of the documents attached hereto as an Exhibit or any certificate delivered in connection with the transactions contemplated herein; and (ii) any liability or obligation of Surviving Company or Parent arising from (a) the conduct of the business after the Closing, (b) a breach or default by the Surviving Company or Parent after the Closing under any contract or other agreement, which breach or default is in violation of the Company's covenants contained herein or (c) any tortious conduct by Surviving Company or Parent after the Closing (collectively, the "Stockholder Indemnified Losses" and collectively with Parent Indemnified
      --------------------------------
Losses,  the  "Losses").
               ------
     11.3     Notice  of  Claims.
              ------------------
     If  a  claim  for  Losses  (a "Claim") is to be made by a party entitled to
                                    -----
indemnification hereunder (the "Indemnified Party") against any other party (the
                                -----------------
"Indemnifying  Party"), the Indemnified Party will give written notice (a "Claim
 -------------------                                                       -----
Notice")  to the Indemnifying Party as soon as practicable after the Indemnified
------
Party becomes aware of any fact, condition or event which may give rise to such Claim for which indemnification may be sought under this Article XI. If any
                                                             ----------
lawsuit or enforcement action is filed against an Indemnified Party, written notice thereof will be given to the Indemnifying Party as promptly as practicable (and in any event within fifteen (15) calendar days after the service of the citation or summons). The failure of any Indemnified Party to give timely notice hereunder will not affect rights to indemnification hereunder, except to the extent that the Indemnifying Party demonstrates actual damage caused by such failure.
     11.4     Defense  Against  Third  Party  Claims.
              --------------------------------------
     After a Claims Notice with respect to a Claim brought by a third party has been given, if the Indemnifying Party provides notice in writing to the Indemnified Party that the Indemnifying Party elects to assume the defense, at its expense, in accordance with this Article XI, then the Indemnifying Party
                                         ----------
will be entitled, if it so elects, (i) to take control of the defense and investigation of such lawsuit or action, (ii) to employ and engage attorneys of its own choice to handle and defend the same (unless the named parties to such action or proceeding include both the Indemnifying Party and the Indemnified Party and the Indemnified Party has been advised in writing by counsel that there may be one or more legal defenses available to such Indemnified Party that are different from or additional to those available to the Indemnifying Party, in which event the Indemnified Party will be entitled at the Indemnifying Party's cost, risk and expense, to separate counsel of its own choosing reasonably satisfactory to the Indemnifying Party) and (iii) to compromise or settle such claim, which compromise or settlement will be made only with the written consent of the Indemnified Party (such consent not to be unreasonably withheld) unless the proposed settlement involves no significant relief other than the payment of money damages by the Indemnifying Party. If the Indemnifying Party fails to assume the defense of such claim within thirty (30) calendar days after receipt of the Claim Notice, the Indemnified Party against which such claim has been asserted will (upon delivering notice to such effect to the Indemnifying Party) have the right to undertake, at the Indemnifying Party's cost and expense, the defense, compromise or settlement of such claim on behalf of and for the account and risk of the Indemnifying Party; provided,
                                                                       ---------
however,  that such Claim will not be compromised or settled without the written
    ---
consent of the Indemnifying Party, which consent will not be unreasonably withheld. If the Indemnified Party assumes the defense of the claim, the Indemnified Party will keep the Indemnifying Party reasonably informed of the progress of any such defense, compromise or settlement.
     11.5     Net  of  Insurance  Recoveries.
              ------------------------------
     The amount of Losses required to be paid by any Indemnifying Party to any Indemnified Party pursuant to this Section 11.5 will be reduced to the extent of
                                   ------------
any amounts actually received by the Indemnified Party after the Closing Date pursuant to the terms of the insurance policies (if any) covering such claim.
     11.6     Net  of  Tax  Recoveries.
              ------------------------
     The amount of Losses required to be paid by an Indemnifying Party to any Indemnified Party pursuant to this Article XI will be reduced by the amount of
                                     ----------
any  federal,  state  or  local Tax benefit actually realized by the Indemnified
Party as a result of such Claim, provided that such reduced amount will be increased by the amount of any such taxes actually payable by Indemnified Party as a result of the payment to the Indemnified Party of Losses for such claim (the net reduction is hereinafter referred to in this paragraph as the "Claim
                                                                           -----
Reduction  Amount").  The  Claim  Reduction  Amount  will  be  calculated by the
  ---------------
Indemnified  Party  on  a  present  value basis using the appropriate applicable
  ----
federal  rate  for  the  month  that  the  claim will be paid as specified under
  --
Section  1274(d)  of  the  Code.  Any factual assumptions, Tax rate assumptions,
  --
assumptions  relating to the appropriate applicable federal rate, or assumptions
  -
relating to the appropriate Tax treatment of a particular item will be made by the Indemnified Party. The Indemnified Party will supply to the Indemnifying Party such information as the Indemnifying Party may reasonably request to support the Indemnified Party's assumptions and calculations. If the Indemnifying Party believes that the overall calculation is unreasonable, the Parties will submit the issue to an independent public accounting firm of recognized national standing mutually agreeable to the Parties for determination as to whether such calculation is in fact reasonable on an overall basis. If such firm determines that the calculation is not reasonable, such firm will modify whichever assumptions it deems necessary to make the overall calculation reasonable. The determinations of such firm will be final and conclusive as to any dispute regarding the Claim Reduction Amount. The costs and expenses of such firm in connection with its determinations pursuant to this paragraph will be borne equally by the Parties. Each Party will be solely responsible for all other costs and expenses incurred by such Party pursuant to this paragraph.
     11.7     Materiality  Qualifiers.
              -----------------------
     In determining whether a representation, warranty or covenant in this Agreement has been breached where such representation, warranty or covenant is modified by the words "material," "material adverse effect," "material adverse change," or other words of similar import, such words or cases will be deemed to refer to an event or status (or series of related events or status) causing Losses in excess of $10,000 for each such event or status, or related events or status.
     11.8     Consequential  Damages.
              ----------------------
     A person who is or would be an Indemnifying Party shall not be liable for any consequential, incidental, punitive or special damages of an Indemnified Party with respect to any breach of this Agreement, except that an Indemnifying Party shall be responsible for indemnifying an Indemnified Party for any consequential, incidental, punitive or special damages awarded against an
Indemnified Party in any third party action if within the scope of an Indemnifying Party's indemnification obligation.
     11.9     Reserved.
              --------
11.10     Discovery  of  Breach.
          ---------------------
     If before the Closing Date a party discovers that another party has breached this Agreement, such discovery shall neither prevent such party from seeking damages for such breach nor decrease nor mitigate such damages if such party still closes the transactions contemplated by this Agreement.
     11.11     Maximum  Liability  and  Claim  Limitation.
               ------------------------------------------
     Parent shall not be liable for any Claim for Losses with respect to a breach of Parent's representations and warranties under this Agreement, to the extent  of  such Losses in excess of $500,000 (the "Indemnity Cap").  Similarly,
                                                    -------------
the Stockholders shall not be liable, either individually or jointly, for any Claim for Losses under this Agreement to the extent of such Losses in excess of the Indemnity Cap. Notwithstanding the foregoing, the Indemnity Cap shall not apply with respect to any Claims for Losses caused by any fraudulent or criminal activity on the part of any of the Indemnifying Parties or any breaches of representations, warranties and covenants set forth in Article II, Sections 3.1,
                                                       ----------  ------------
3.2,  3.3,  3.9,  3.30,  4.1,  4.2,  5.1,  5.2,  5.4,  6.7  and  Article  VII.
---   ---   ---   ----   ---   ---   ---   ---   ---   ---       ------------
     11.12     Offset;  Release  of  Holdback  Amount.
               --------------------------------------
     (a) If the Stockholders are required to indemnify Parent for Losses (an "Obligation") in accordance with this Article XI, or its officers, directors,
 ----------                              -----------
affiliates,  controlling  persons,  employees, agents or representatives, Parent
 -
shall  apply  the  Holdback  Amount  to  satisfy  such  Obligations.
 -
     (b) If Parent delivers to the Stockholders a Claim Notice, then Parent's Claim Notice shall specifically state the amount of the Claim and that such amount will be applied against the Holdback Amount as provided in this
Section 11.12.  If the Stockholders dispute the basis for liability or the
    ---------
amount of the Claim, then the Stockholders shall deliver to Parent a written
    -
notice (a "Dispute Notice") setting forth the basis for the Stockholders'
           --------------
dispute of the Claim. If no mutual agreement has been reached within ten (10) days following the Stockholders' delivery of a Dispute Notice, then funds in the amount of damages stated in the Claim Notice shall remain held in escrow, regardless of the expiration of the Holding Period, pending the resolution of the Claim.
(c) Upon the expiration of the Holding Period, the Holdback Amount less any amounts applied to satisfy Claims of Parent or held pending resolution of any Claims, shall be paid to the Stockholders' Representative. Any portion of the Holdback Amount remaining in escrow after the expiration of the Holding Period shall be paid to the Stockholders' Representative after final resolution and payment to Parent, if any, of all Claims.
     11.13     Limitation  on  Indemnification.
               -------------------------------
     Anything in this Agreement to the contrary notwithstanding, no indemnification payment shall be made pursuant to either Section 11.1 or 11.2
                                                            ------------    ----
hereof except to the extent that the amounts which would otherwise be payable under either Section 11.1 or 11.2 hereof aggregate at least $10,000, at which
               -------------    ----
point the Stockholders or Parent, as the case may be, shall be liable for all amounts in excess of such amount subject to the limitations of Section 11.11;
                                                                  -------------
provided,  however,  that  losses  resulting  from  inaccuracies,  breaches  or
  ----------------
liabilities  of  or  relating to Section 3.7 hereof shall not be subject to this
  ------                         -----------
limitation.
     11.14     Liability  of  Individual  Stockholders.
               ---------------------------------------
     Except  in  the  event  of  fraudulent or criminal activity, or intentional misconduct, no Stockholder shall be liable, for any reason, for any Claim for Losses in excess of the Merger Consideration received by such Stockholder.
     11.15      Use  of  Merger Consideration to Satisfy Indemnification Claims.
                ---------------------------------------------------------------
      In the event that any Stockholder is determined to be liable for any Claim for Losses and such liability is not subject to the Indemnity Cap and is not satisfied out of the Holdback Amount, such liability shall be subject to the limitations contained in Section 11.14. Furthermore, such Stockholder shall be
                           -------------
entitled, as a means of satisfying such liability, to deliver to Parent, in satisfaction of such claim, shares of Common Stock Consideration received by such Stockholder pursuant to Section 1.7, which shares shall be valued, for
                                 ------------
purposes of satisfying such liability, on the greater of (a) the Consideration Price used in determining the number of shares issuable at the Effective Time pursuant to Section 1.7 or (b) the average of the daily closing prices for
              ------------
shares of Parent Common Stock for the 10 consecutive full trading days ending at the close of trading on the day before the day on which such shares are being remitted.
                                  ARTICLE XII.
                                  ------------
                                   TERMINATION
                                   -----------
     12.1     Termination.
              ------------
     In addition to the provisions regarding termination set forth elsewhere herein, this Agreement and the transactions contemplated hereby may be terminated at any time on or before the Closing Date:
          (a)     by mutual consent of the Company and Parent;
          (b) by Parent if there has been a material misrepresentation or breach of warranty in the representations and warranties of the Company and the Controlling Stockholders set forth herein or a failure to perform in any material respect a covenant on the part of the Company or the Controlling Stockholders with respect to their representations, warranties and covenants set forth in this Agreement;
          (c) by the Company if there has been a material misrepresentation or breach of warranty in the representations and warranties of Parent and Merger Corp. set forth herein or a failure to perform in any material respect a covenant on the part of Purchaser or Merger Corp. with respect to their representations, warranties and covenants set forth in this Agreement;
          (d) by either Parent or the Company if the transactions contemplated by this Agreement have not been consummated by January 31, 2008, unless such failure of consummation is due to the failure of the terminating party to perform or observe the covenants, agreements, and conditions hereof to be performed or observed by it at or before the Closing Date; or
          (e) by either the Company or Parent if the transactions contemplated hereby violate any nonappealable final order, decree, or judgment of any court or Governmental Body having competent jurisdiction.
     12.2     Break  Up  Fee.
              --------------
     Parent has delivered $500,000 in cash to Hallett & Perrin, P.C., counsel to the Company, which amount is held by such firm in its trust account for the benefit of the Stockholders (the "Break-Up Fee") under the terms of a Letter of
                                   ------------
Intent, dated as of May 25, 2007, as amended, between the Company and Parent (the "Letter of Intent"). In consideration of the Company's agreement to extend
      ----------------
the exclusivity period described in Section II.2 of the Letter of Intent from October 15, 2007 to January 31, 2008, Parent hereby authorizes Hallett & Perrin, P.C. to release the Break-Up Fee to the Company for distribution to the Stockholders.
                                  ARTICLE XIII.
                                  -------------
                                  MISCELLANEOUS
                                  -------------
     13.1     Certain  Definitions.
              --------------------
     As used in this Agreement, the following terms have the following meanings unless the context otherwise requires:
(a)     "affiliate",  with  respect  to any person, means and includes any other
         ---------
person controlling, controlled by or under common control with such person.  For purposes of this Agreement, EMCORE Corporation shall be considered an affiliate of Parent.
(b)     "contracts and other agreements" means and includes all contracts,
         ------------------------------
agreements, understandings, indentures, notes, bonds, loans, instruments, leases, mortgages, franchises, licenses, commitments or other binding arrangements, express or implied.
(c)     "lien or other encumbrance" means and includes any lien, pledge,
         -------------------------
mortgage, security interest, claim, lease, charge, option, right of first refusal, easement, servitude, transfer restriction under any shareholder or similar agreement, or any other encumbrance, restriction or limitation whatsoever.
(d)     "knowledge" (or derivations thereof) means (a) when used with respect to
         ---------
the Controlling Stockholders or the Company or collectively as the Sellers, the actual, current knowledge of any of the Controlling Stockholders or any of the Company's senior management, as applicable, after reasonable inquiry or investigation and (b) when used with respect to Parent, the actual, current knowledge after reasonable inquiry or investigation of Parent's senior management.
(e)     "person" means any individual, corporation, partnership, firm, joint
         ------
venture, association, joint-stock company, trust, unincorporated organization, governmental or regulatory body or other entity.
(f)     "property" means real, personal or mixed property, tangible or
         --------
intangible.
     13.2     Publicity.
              ---------
     No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be issued without advance approval of the form and substance thereof by Parent or the Company.
     13.3     Notices.
              -------
     Any notice or other communication required or which may be given hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid, and shall be deemed given when so delivered personally or sent by facsimile transmission or if mailed, four days after the date of mailing, as follows:
(i)     if to Parent, to:

     Worldwater and Solar Technologies Corp.
     200 Ludlow Drive
     Ewing, New Jersey 08638
     Attention: Quentin T. Kelly, Chief Executive Officer
     Fax:  (609) 818-0720

     with a copy, which shall not constitute notice, to:
     Salvo Landau Gruen & Rogers
     510 Township Line Road, Ste 150
     Blue Bell, Pennsylvania 19422
     Attention:  Stephen A. Salvo, Esq.
     Fax:  (215) 653-0383

(ii)     if to Merger Corp., to:

     WorldWater Merger Corp.
     c/o Worldwater and Solar Technologies Corp.
     200 Ludlow Drive
     Ewing, New Jersey 08638
     Attention: Quentin T. Kelly, Chief Executive Officer
     Fax:  609.818.0720

     with a copy, which shall not constitute notice, to:
     Salvo Landau Gruen & Rogers
     510 Township Line Road, Ste 150
     Blue Bell, Pennsylvania 19422
     Attention:  Stephen A. Salvo, Esq.
     Fax:  (215) 653-0383

(iii)     if  to  the  Stockholders,  to:
     The  Stockholders'  Representative
     c/o  ENTECH,  Inc.
     1077  Chisolm  Trail
     Keller,  Texas  76248
     Attention:___________________
     Fax:  (817)  379-0300

     with copies, which shall not constitute notice, to:

     Hallett & Perrin, P.C.
     2001 Bryan Street, Suite 3900
     Dallas, Texas 75201
     Attention:  Timothy R. Vaughan, Esq.
     Fax:  (214) 922-4193

     and

     ENTECH,  Inc.
     1077  Chisolm  Trail
     Keller,  Texas  76248
     Attention:___________________
     Fax:  (817) 379-0300

(iv)     if  to  the  Company,  to:

     ENTECH,  Inc.
     1077  Chisolm  Trail
     Keller,  Texas  76248
     Attention:___________________
     Fax:  (817) 379-0300

     with  a  copy,  which  shall  not  constitute  notice,  to:
     Hallett & Perrin, P.C.
     2001 Bryan Street
     Suite 3900
     Dallas, Texas 75201
     Attention:  Timothy R. Vaughan, Esq.
     Fax:  (214) 922-4193

ANY PARTY MAY BY NOTICE GIVEN IN ACCORDANCE WITH THIS SECTION 13.3 TO THE OTHER
                                                      ------------
PARTIES DESIGNATE ANOTHER ADDRESS OR PERSON FOR RECEIPT OF NOTICES HEREUNDER.

     13.4     Entire  Agreement.
              -----------------
     This Agreement (including the Exhibits and Schedules hereto) and the collateral agreements executed in connection with the consummation of the transactions contemplated herein contain the entire agreement among the parties with respect to the purchase of the Shares and related transactions, and supersede all prior agreements, written or oral, with respect thereto.

     13.5     Waivers  and  Amendments.
              ------------------------
     This Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by the parties. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement contained in this Agreement (or in any other agreement between the parties) as to which there is no inaccuracy or breach.

     13.6     Assignment.
              ----------
     This Agreement is not assignable except by operation of law except that Parent may assign any or all of its rights, together with its obligations hereunder, to any of its affiliates or to any successor to all or a portion of the assets of Parent.

     13.7     Interpretation.
              --------------
     All references in this Agreement to Exhibits, Schedules, Articles, Sections, subsections and other subdivisions refer to the corresponding Exhibits, Schedules, Articles, Sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretations of this Agreement. The word "including" (in its various forms) means "including, without limitation." All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

     13.8     Counterparts.
              ------------
     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     13.9     Exhibits  and  Schedules.
              ------------------------
     The Exhibits and Schedules to this Agreement are a part of this Agreement as if set forth in full herein.

     13.10     Choice  of  Law.
               ---------------

     THE PARTIES HERETO HEREBY AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE APPLY UNDER THE CONFLICTS OF LAW PRINCIPLES OF SUCH STATE.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties are signing this Agreement on the date set forth in the introductory clause.
WORLDWATER & SOLAR TECHNOLOGIES CORP.


By       /s/ Quentin T. Kelly
         ----------------------
Name:     Quentin T. Kelly
         ----------------
Title:    Chief Executive Officer
          -----------------------


WORLDWATER MERGER CORP.


By     /s/ Quentin T. Kelly
       --------------------
Name:     Quentin T. Kelly
          ----------------
Title:     Chief Executive Officer
           -----------------------


ENTECH, INC.


By     /s/ Walter J. Hesse
       -------------------
Name:       Walter J. Hesse
          -----------------
Title:         Chief Executive Officer
           ---------------------------


STOCKHOLDERS:


  /s/ Donald E. Sable, II
-------------------------
Donald E. Sable, II


  /s/ Jeanne Sable McClung
--------------------------
Jeanne Sable McClung


  /s/ Walter J. Hesse
---------------------
Walter J. Hesse


  /s/ Mark J. O'Neill
---------------------
Mark J. O'Neill

  /s/ Robert R. Walters
-----------------------
Robert R. Walters


  /s/ A.J. McDanal III
----------------------
A.J. McDanal III


   /s/ Jeffrey L. Perry
-----------------------
Jeffrey L. Perry


 /s/ Mary G. Hesse
------------------
Mary G. Hesse


 /s/ J. David Watson
--------------------
J. David Watson


  /s/ Sharon L. McClung
-----------------------
Sharon L. McClung


/s/ Mark C. Jackson
---------------------
Mark C. Jackson


/s/ Court-Designated Heirs of George C. Callow
-----------------------------------------------
Court-Designated Heirs of George C. Callow


 /s/ Don H. Spears
-------------------
Don H. Spears


/s/ Robby D. Sims
-------------------
Robby D. Sims

                                                                    EXHIBIT 99.1



WORLDWATER & SOLAR TECHNOLOGIES CORP.
LOGO
[GRAPHIC OMITED]
------------------------------------



FOR RELEASE ON 10/29/07 AT 3:01 A.M. EDT
----------------------------------------

                      WORLDWATER & SOLAR TECHNOLOGIES CORP.
                  SIGNS FULL MERGER AGREEMENT WITH ENTECH, INC.

   CONSTRUCTION OF 50-MEGAWATT PLANT TO BEGIN IMMEDIATELY FOR SPANISH PROJECTS


EWING, N.J. - October 29, 2007 - WorldWater & Solar Technologies Corp. (WWAT), developer and marketer of proprietary high-power solar systems, and ENTECH, Inc. of Keller, Texas, a high- tech supplier of solar technology to NASA for space operations, announced today the execution of an Agreement and Plan of Merger pursuant to which ENTECH will merge with and into a wholly-owned subsidiary of WorldWater. Under the terms of the Agreement and Plan of Merger, WorldWater will pay the following consideration to ENTECH stockholders:

     $5  million  in  cash;

     Shares of common stock of WorldWater based on a formula which, assuming a $2.00 per share price of our common stock, would result in issuance to ENTECH stockholders of common stock valued at approximately $39,300,000; and

     Earn-out consideration calculated as 5% of WorldWater's gross revenues determined in accordance with generally accepted accounting principles which will be paid until the accumulated total of such earn-out payments paid to the ENTECH stockholders equals $5,000,000.

In addition to the consideration to be paid to ENTECH's stockholders, WorldWater will pay $1.3 million of ENTECH's liabilities at closing and provide $5 million of working capital to commence the manufacture of the ENTECH 20x concentrator systems for a 50 MegaWatt plant in Spain. As a result of this transaction, it is anticipated that ENTECH's current stockholders will own approximately 6.6% of the fully-diluted post-transaction common stock of WorldWater upon completion of the merger, which is conditioned upon obtaining the requisite stockholder approval to increase WWAT authorized common stock.

As a WorldWater subsidiary, ENTECH will maintain its identity, location, and business operations in both terrestrial and space solar energy. The Company anticipates that ENTECH will continue to perform its contract work for NASA, the U.S. Department of Defense, and other customers, as well as its internal R&D programs.

Starting immediately, the company will begin construction of a 50 MegaWatt plant in Spain, which is expected to be in full production of the ENTECH 20x concentrator solar systems beginning in the second quarter of 2008. WorldWater has signed a Letter of Intent with the Spanish firm M & G Promociones for installation of ENTECH systems for 10 MW in 2008, 10 MW in 2009, 10 MW in 2010 and 50 MW in each of 2011 and 2012. WorldWater also has signed an agreement with Prime Solar Senergy S.L. of Madrid and Barcelona to represent the company in obtaining further business in the burgeoning Spanish solar market.

"This complex merger has taken considerable time since we signed the original Letter of Intent in July 2006, and I appreciate the patience of our shareholders and employees, but we firmly believe that the transaction will prove to be a pivotal point in our company's history. Together, we expect to become one of the lowest cost providers of solar energy in the world," said Quentin T. Kelly, Chairman and CEO of WorldWater & Solar Technologies. "This year, we've seen explosive interest and tremendous growth opportunities in large solar installations, particularly in places like Spain and the Southwestern United States, and we are now in a position to take the lead in providing multi-megawatts of electricity for major projects."

Dr. Walter Hesse, CEO of ENTECH, commented, "With the combined technologies of WorldWater and ENTECH, our solar systems will be capable of generating and delivering electrical and thermal energy on site to our customers at prices that are competitive with retail electric levels. ENTECH's 20x patented concentrator technology combined with WorldWater's proprietary control devices allow for the installation of large solar 'farms' with greatly reduced requirements for solar cell materials and decreased reliance on rebates or other incentives for the funding of economically competitive installations."

ABOUT  WORLDWATER  &  SOLAR  TECHNOLOGIES  CORP:
WorldWater & Solar Technologies Corporation is a full-service, international solar electric engineering and water management company with unique, high-powered and patented solar technology that can not only generate and distribute electricity, but can drive 1000 horsepower motors and pumps from sunshine independently or in conjunction with the electric grid, providing solutions to a broad spectrum of the world's electricity and water supply problems. For more information about WorldWater & Solar Technologies Corp., visit the website at www.worldwater.com.
                         ------------------

ABOUT  ENTECH,  INC:
ENTECH provides advanced solar energy technology for a variety of applications, ranging from day lighting systems for commercial buildings to solar power arrays for spacecraft. The company's patented solar power systems produce both electricity and thermal heating from sunlight for applications on Earth (terrestrial power) and in space (spacecraft power). ENTECH's Fresnel lenses capture sunlight and focus it onto small solar cells, thereby reducing electricity costs compared to conventional flat-plate (planar) solar energy approaches. Additional information can be found at http://www.entechsolar.com.
                                                     --------------------------

FORWARD  LOOKING  STATEMENTS:
Except for historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. Further, the Company operates in industries where securities values may be volatile and may be influenced by regulatory and other factors beyond the Company's control. Other important factors that the Company believes might cause such differences are discussed in the risk factors detailed in the Company's 10-KSB and its quarterly reports on Form 10-QSB both as filed with the Securities and Exchange Commission, which include the Company's cash flow difficulties, dependence on significant customers, and rapid development of technology, among other risks. In assessing forward-looking statements contained herein, readers are urged to carefully read all cautionary statements contained in the Company's filings with the Securities and Exchange Commission.
                                       ###
WORLDWATER & SOLAR TECHNOLOGIES CONTACT: Jessie Sullivan: (609) 818-0700 ext. 20
                                                        JSullivan@worldwater.com
                                                        ------------------------

                               PRESS CONTACT: Amy Copeman (609) 818-0700 ext. 58
                                                         ACopeman@worldwater.com
                                                         -----------------------



  Consider removing this section if we have 100% approval of ENTECH
Stockholders.